As filed with the Securities and Exchange Commission on June 29, 2015

Securities Act File No. 333-203194
Investment Company Act File No. 811-05984

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

☒ Registration Statement Under the Securities Act of 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

and/or

☒ Registration Statement Under the Investment Company Act of 1940

☒ Amendment No. 11

The New Ireland Fund, Inc.

(Exact Name of Registrant as Specified In Charter)

One Boston Place, 34th Floor
Boston, MA 02108

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 508-871-8500

BNY Mellon Investment Servicing (US) Inc.
One Boston Place, 34th Floor
Boston, MA 02108

(Name and Address of Agent For Service)

Copies of information to:

Rose F. DiMartino, Esq.
Willkie Farr & Gallagher
787 Seventh Avenue
New York, New York 10019

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, $0.01 par value per share		$	$61,000,000	$6,972

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.
(2)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(3)	A registration fee of $116.20 was previously paid in connection with the initial filing on April 2, 1015.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

BASE PROSPECTUS

The information in this prospectus is not complete and may be changed. The New Ireland Fund, Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 29, 2015

$61,000,000

THE NEW IRELAND FUND, INC.

     Shares of Common Stock

The New Ireland Fund, Inc., a Maryland corporation (“Fund,” “we,” “us” or “our”), is a non-diversified, closed-end management investment company. The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies.

We may offer, from time to time, in one or more offerings, including through rights offerings, our shares of common stock, $0.01 par value per share (“Shares”). Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares.

Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Our Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “IRL.” The last reported sale price of our Shares, as reported by the NYSE on June 17, 2015, was $13.48 per Share. The net asset value of our Shares at the close of business on June 17, 2015, was $15.66 per Share.

An investment in the Shares involves certain risks and special considerations, including risks associated with currency fluctuations. For a discussion of these and other risks, see “Risks and Special Considerations.”

Shares of closed-end investment companies frequently trade at a discount to their net asset value. If the Fund’s Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering. See “Risks and Special Considerations — Net Asset Value Discount.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated [  ], 2015, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The table of contents for SAI is on page 37 of the Prospectus. You may call 1-800-468-6475, email investor.query@newirelandfund.com or write to the Fund at c/o BNY Mellon Center, One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109 to obtain, free of charge, copies of the SAI and the Fund’s annual and semi-annual reports to shareholders, as well as to obtain other information about the Fund and to make shareholder inquiries.

The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available on the Fund’s website at www.newirelandfund.com. The SEC maintains a website at www.sec.gov that contains the SAI, material incorporated by reference into the Fund’s registration statement and other information about the Fund.

Our Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [  ], 2015

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

i

PROSPECTUS SUMMARY

The following information is only a summary. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page 21 of the Prospectus.

The Fund
The Fund is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland. The Fund is designed for investors seeking to obtain exposure to the Irish securities markets. See “The Fund.”
The Fund’s Shares are listed for trading on the NYSE under the symbol “IRL.” As of June 17, 2015, the net assets of the Fund were $78,857,202 and the Fund had outstanding 5,035,192 Shares. The last reported sale price of the Fund’s Shares, as reported by the NYSE on June 17, 2015 was $13.48 per Share. The net asset value of the Fund’s Shares at the close of business June 17, 2015 was $15.66 per Share. See “Description of Shares.”
The Offering
We may offer, from time to time, in one or more offerings, including through rights offerings, up to $61,000,000 of our Shares on terms to be determined at the time of the offering. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares. Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.
Use of Proceeds
We intend to use the net proceeds from the sale of our Shares primarily to invest in accordance with our investment objectives and policies. Proceeds will be invested within approximately 60 days of receipt by the Fund. See “Use of Proceeds.”
Investment Objective
The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund’s investment objective may not be changed without the approval of a majority of the Fund’s outstanding voting securities. See “Investment Objective.”
Investment Policies
Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. For purposes of this 80% investment policy, a security is generally considered to be an Irish security if: (i) it is issued by an issuer that is organized under the laws of, or has its principal office in, Ireland; (ii) its principal securities trading market is in Ireland; (iii) it is issued by an issuer that alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in Ireland; and/or (iv) is denominated in the currency of Ireland. The Fund’s 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders.
As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities of issuers organized under the laws of Ireland (“Irish Companies”), including companies listed on the Irish Stock Exchange and companies not listed on any securities exchange, subject to the limitation described below. The portion of the Fund’s assets not invested in Irish equity and fixed income securities may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its total assets in equity securities that are not listed on any securities exchange.
The Fund may invest in companies of any market capitalization. Unless otherwise indicated, the fixed income securities in which the Fund will invest will be rated A or better by Standard & Poor’s Corporation or A or better by Moody’s Investors Services, Inc., or, if not so rated, of equivalent investment quality as determined by Kleinwort Benson Investors International Ltd., the Fund’s investment adviser (the “Adviser”). The Fund may invest in fixed income securities of any maturity or duration. See “Investment Policies.”
Investment Restrictions
The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending and other matters. See “Investment Restrictions.”
Risks (See generally “Risks and Special Considerations” for more information on these and other risks)
The value of the Fund’s assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

•

General.  The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in equity securities of Irish Companies. An investment in the Fund’s Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

•

Investment and Market Risk.  An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•

Equity Risk.  The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund and are likely to have varying types of priority over holders of preferred and convertible stock. In addition, the Fund’s portfolio is subject to the risks associated with growth stocks. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general.

•

Irish Securities Risk.  Because the Fund’s investments are primarily in Irish securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Ireland, including fluctuations of the euro versus the U.S. dollar. The Irish securities markets are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of Irish Companies representing a small number of industries. This may cause the Fund’s investment portfolio to experience greater price volatility, lower liquidity and less diversity than a portfolio invested in equity securities of companies based in the United States. In addition, Ireland’s economy is heavily dependent on exports to certain key trading partners, including the United States, the United Kingdom and other Western European countries. During the financial crisis (2008 – 2012), Ireland’s financial institutions were severely under-capitalized and required government intervention to survive. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events can adversely affect the exchange rate of the euro and may continue to significantly affect every country in Europe, including Ireland.

•

Foreign Securities Risk.  In addition to foreign currency risks, investments in non-U.S. securities involve risk of loss in the event of tax increases or adverse political, economic or diplomatic developments in Ireland or other non-U.S. jurisdictions. The Irish securities market, as well as other non-U.S. securities markets, for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets, and investing in non-U.S. securities may involve greater costs plus more uncertainty regarding legal protections. Regulatory oversight of markets and custody facilities may differ from that in the U.S.

•

Currency Exchange Rate Fluctuations.  The Fund invests substantially in instruments denominated in foreign currencies — primarily the euro. However, the Fund may also invest in securities denominated in other foreign currencies. Fluctuations in the value of these non-U.S. currencies relative to the U.S. dollar can adversely affect the U.S. dollar value of the Fund’s assets. A decline in the value of such a foreign currency can require the Fund to liquidate portfolio securities to pay distributions previously calculated in U.S. dollars and can increase the relevant foreign currency cost of expenses incurred in U.S. dollars. Currency exchange losses can reduce or eliminate the Fund’s ability to make ordinary income distributions.

•

Foreign Custody Risk.  The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories — generally in Ireland. (See “Management of the Fund — Custodian and Transfer Agent.”) Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

•

European Economic Risk.  The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

•

Unlisted Securities.  The Fund may invest up to 25% of its total assets in unlisted equity securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities at a desirable price. Unlisted securities are not subject to the disclosure and other investor protection requirements of Irish law applicable to listed securities.

•

Small and Mid-Capitalization Company Risk.  Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

•

Credit Risk.  Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund's investments in debt securities will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers.

•

Interest Rate Risk.  Generally, when market interest rates rise, the prices of debt securities fall, and vice versa. Interest rate risk is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt securities generally fluctuate more than prices of short-term debt securities as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

•

Derivatives Risk.  The Fund may invest in derivatives, such as options, futures and forward currency exchange contracts. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

• an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;
• the possible absence of a liquid secondary market for any particular derivative at any time;
• the potential loss if the counterparty to the transaction does not perform as promised;

•

the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•

the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

• because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•

the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

•

Management Risk.  The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect. To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish Companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities. See “Foreign Securities Risk.”

•

Conflicts of Interest Risk.  The Adviser’s advisory fees are based on net assets. Consequently, the Adviser will benefit from an increase in the Fund’s net assets resulting from an offering. In addition, a Director who is an “interested person” (as such term is defined under the Investment Company Act of 1940 (“1940 Act”)) of the Fund or a portfolio manager of the Fund could benefit indirectly from an offering because of such affiliations.

• Net Asset Value Discount. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

•

Distribution Rate.  There can be no assurance that the Fund’s Board will maintain the Fund’s distribution rate at a particular level, or that the Board will continue a managed distribution policy. Additionally, distributions may include return of capital as well as net investment income and capital gains. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments. If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions. See “Dividends and Distributions.”

•

Non-Diversified Status.  As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk.

•

Share Repurchases.  When the Fund repurchases its shares pursuant to the Fund’s share repurchase program, the resulting decrease in shares outstanding may increase the Fund’s expense ratio; any borrowing to finance repurchases would reduce net income; and any sales of portfolio securities to finance repurchases may not be at a preferred time from a portfolio management perspective and would increase portfolio turnover and related expenses.

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Tax Risk.  The Fund may invest in securities for which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (the “IRS”). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

Charter Provisions
The Fund’s charter (the “Charter”) and bylaws (the “Bylaws”) include provisions that could limit the ability of others to, among other things, (a) acquire control of the Fund, (b) modify the structure of the Fund (including conversion of the Fund to open-end status) or (c) engage in certain transactions with the Fund. See “Certain Provisions of the Charter and Bylaws.”
Investment Adviser
The Fund’s investment adviser is Kleinwort Benson Investors International Ltd. The Adviser is a limited liability company organized under the laws of the Republic of Ireland located at 2 Harbourmaster Place, 3rd Floor, IFSC, Dublin 1, Ireland. The Adviser manages the Fund’s investments and makes investment decisions on behalf of the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
The Adviser is a majority-owned subsidiary of Kleinwort Benson Investors Dublin Ltd, which in turn is wholly-owned by Kleinwort Benson Group Ltd (“KBG”). KBG is the parent company of an asset management group managing approximately $66.8 billion in assets as of June 30, 2014 for a range of private and corporate clients. The registered offices of KBG are located at 14 St. George Street, London, England, W1S 1FE.

The Fund pays a fee, payable monthly, at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. See “Management of the Fund — The Investment Adviser.”
Portfolio Manager
Mr. Noel O’Halloran, Chief Investment Officer of the Adviser, has responsibility for the day-to-day management of the Fund’s portfolio. See “Management of the Fund — Portfolio Management.”
Administrator
BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, is the Fund’s administrator (“Administrator”). The Fund pays an annual asset-based fee, payable monthly. The fee is calculated at the following annual rate: 0.08% on the first $200 million in average daily assets, 0.06% on the next $300 million in average daily assets, 0.04% on the next $500 million in average daily assets, 0.035% on next $4 billion in average daily assets, and 0.03% on excess over $5 billion in average daily assets. In addition the Administrator is entitled to certain out of pocket expenses and the fees are subject to a minimum annual fee. See “Management of the Fund — Administrator.”
Custodian and Transfer Agent
U.S. Bank, N.A., 1555 N. Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, acts as the Fund’s custodian. American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, acts as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan. See “Management of the Fund — Custodian and Transfer Agent.”
Dividends and Distributions
The Board has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value at its most recent fiscal year end. The current distribution rate is 8%, but this rate may be changed by the Board in response to, among other things, market conditions. No portion of the Fund’s distributions for the fiscal year ended October 31, 2014 represented a return of capital (rather than income or capital gains). If the Fund’s distributions were to consist of a large amount of return of capital, it would result in a deterioration of the Fund’s assets. There can be no assurance that the Board will continue a managed distribution policy. See “Dividends and Distributions.”
Dividend Reinvestment and Cash Purchase Plan
Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), all distributions will be automatically reinvested in additional shares of the Fund, unless a shareholder elects to receive distributions in cash. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares of the Fund under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. See “Dividend Reinvestment and Cash Purchase Plan.”
Taxation
Withholding and/or other taxes may apply in the countries in which the Fund invests, which will reduce the Fund’s cash return in those countries. The Fund intends to elect, when eligible, to “pass-through” to the Fund’s shareholders the ability to claim (subject to limitations) a deduction or credit for the amount of foreign income and similar taxes paid by the Fund. Tax considerations for an investor in the Fund are summarized under “Taxation.” See also “Risks and Special Considerations.”
Share Repurchase Program
Under the Fund’s share repurchase program, the Fund may from time to time repurchase shares of the Fund’s common stock in the open market at the option of the Board and upon such terms as the Board shall determine. There have not been any repurchases of shares under this program since March 8, 2013. Applicable law may prevent such repurchases during the offering of the Shares described herein. See “Description of Shares — Share Repurchase Program.”

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	—%
Offering Expenses (as a percentage of offering price)(1)	—%
Dividend Reinvestment and Cash Purchase Plan Fees	—%
Annual Operating Expenses (As a Percentage of Average Net Assets Attributable to the Fund’s Common Stock)
Management Fee(2)	0.63%
Other Expenses(3)	1.05%
Total Annual Operating Expenses	1.68%

(1)	If the Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses.
(2)	The Fund pays a monthly fee to the Investment Adviser at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million.
(3)	“Other Expenses” have been estimated for the current fiscal year.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$17	$53	$91	$199

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” and “Expenses.”

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Information is shown for the Fund’s last ten fiscal years. Certain information reflects financial results for a single Fund Share. The following information has been audited by Tait, Weller & Baker LLP, independent registered public accounting firm for the Fund, for the fiscal years ended October 31, 2014, 2013, 2012, 2011, 2010, 2009, 2008 and 2007, and by another independent registered public accounting firm for the fiscal years ended October 31, 2006 and 2005, each of whose reports thereon were unqualified. The report of Tait, Weller & Baker LLP, together with the financial statements of the Fund, are included in the Fund’s October 31, 2014 Annual Report, and are incorporated by reference into in the SAI.

			Year Ended October 31,
			2014	2013	2012	2011	2010
Operating Performance:
Net Asset Value (“NAV”), Beginning of Period	U.S.		$14.24	$9.59	$8.45	$7.70	$8.20
Net Investment Income/(Loss)			(0.04)	0.11	(0.04)	0.01	0.05
Net Realized and Unrealized Gain/(Loss) on Investments			0.34	4.51	1.11	0.76	(0.61)
Net Increase/(Decrease) in Net Assets Resulting from Investment Operations			0.30	4.62	1.07	0.77	(0.56)
Distributions to Shareholders from:
Net Investment Income			(0.07)	—	(0.02)	(0.06)	—
Net Realized Gains			(0.30)	—	—	—	—
Total from Distributions			(0.37)	—	(0.02)	(0.06)	—
Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions			—	0.03 (a)	0.09 (b)	0.04 (c)	0.06 (d)
Net Asset Value, End of Period	U.S.		$14.17	$14.24	$9.59	$8.45	$7.70
Share Price, End of Period	U.S.		$12.25	$12.40	$8.84	$7.61	$6.51
Total NAV Investment Return(e)			2.39%	48.49%	13.82%	10.69%	(6.10)%
Total Market Investment Return(f)			1.65%	40.27%	16.50%	17.91%	(8.18)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	U.S.	$	$71,357	$71,684	$49,468	$54,066	$51,428
Ratio of Net Investment Income/(Loss) to Average Net Assets			(0.26)%	0.95%	(0.39)%	0.15%	0.69%
Ratio of Operating Expenses to Average Net Assets			1.68%	2.05%	2.66%	2.22%	2.02%
Portfolio Turnover Rate			29%	35%	21%	23%	11%

(a)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(b)	Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.
(c)	Amount represents $0.04 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(d)	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program.

(e)	Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(f)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

		Year Ended October 31,
		2009			2008			2007			2006			2005
Operating Performance:
Net Asset Value	U.S.	$			$			$			$			$
Beginning of Year			$10.18			$30.95			$32.55			$24.36			$20.74
Net Investment Income/(Loss)			(0.06)			0.34			0.35			0.23			0.16
Net Realized and Unrealized Gain/(Loss) on Investments			1.23			(15.77)			0.69			9.98			3.38
Net Increase/(Decrease) in Net Assets Resulting from Investment Operations			1.17			(15.43)			1.04			10.21			3.54
Distributions to Shareholders from:
Net Investment Income			(0.33)			(0.36)			(0.24)			(0.16)			(0.03)
Net Realized Gains			(2.76)			(4.86)			(2.40)			(1.77)			—
Total from Distributions			(3.09)			(5.22)			(2.64)			(1.93)			(0.03)
Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions			(0.06	)(f)		(0.12	)(e)		(0.00	)(d)		(0.09	)(c)		0.11
Net Asset Value, End of Year	U.S.		$8.20			$10.18			$30.95			$32.55			$24.36
Share Price, End of Year	U.S.		$7.09			$8.95			$28.96			$30.67			$21.95
Total NAV Investment Return(a)			(26.91)%			(58.62)%			2.88%			45.97%			17.51%
Total Market Investment Return(b)			(25.06)%			(61.20)%			2.17%			52.47%			19.07%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000's)	U.S.		$57,786			$50,896			$145,765			$151,102			$110,189
Ratio of Net Investment Income/(Loss) to Average Net Assets			(0.87)%			1.67%			1.02%			0.86%			0.66%
Ratio of Operating Expenses to Average Net Assets			2.65%			1.56%			1.31%			1.40%			1.34%
Portfolio Turnover Rate			16%			21%			13%			11%			13%

(a)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(b)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(c)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.12 per share impact for the new shares issued as Capital Gain Stock Distribution.
(d)	Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.
(e)	Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.
(f)	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.00 per share impact for the new shares issued as Capital Gain Stock Distribution.

USE OF PROCEEDS

The Fund intends to invest the net proceeds of offerings in accordance with its investment objectives and policies. It is anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund is designed for investors seeking to obtain exposure to the Irish securities markets. An investment in the Fund may not be appropriate for all investors and should not be considered to be a complete investment program. An investment in the Fund involves risks that you should consider before purchasing Shares. See “Risks and Special Considerations.” The Fund’s principal office is located at c/o BNY Mellon Center, One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109.

DESCRIPTION OF SHARES

The Fund was incorporated under the laws of the State of Maryland on December 14, 1989. The Fund is authorized to issue 20,000,000 shares of common stock, $0.01 par value per share (the “Shares”). Each share of common stock has equal voting, dividend, distribution and liquidation rights. The outstanding Shares are, and, when issued, the Shares offered by this Prospectus will be, fully paid and nonassessable. Shares are not redeemable and have no preemptive, conversion or cumulative voting rights. The number of Shares outstanding as of June 17, 2015 was 5,035,192.

Distributions may be paid to holders of Shares, as and when authorized by the Board and declared by the Fund out of assets legally available therefor. The Fund’s shareholders are entitled to share ratably in the assets legally available for distribution to the Fund’s shareholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. Each outstanding Share generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s shareholders, including the election of directors. The presence of shareholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s shareholders constitutes a quorum at the meeting.

The Bylaws provide that directors will be elected by the affirmative vote of a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of the Fund’s shareholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting.

A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to approve any other matter which may properly come before a meeting of shareholders, unless a different vote is required by statute or by the Charter.

The Fund’s outstanding Shares are, and when issued, the Shares offered by this Prospectus will be, publicly held and listed and traded on the NYSE. The Fund determines its net asset value on a daily basis. The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE per share of common stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the NYSE during the respective quarters.

During Quarter Ended	NAV per Share on Date of Market Price(1)		NYSE MKT Market Price per Share(2)		Premium/(Discount) on Date of Market Price(3)		Trading Volume(4)
	High	Low	High	Low	High	Low
January 31, 2013	11.14	11.14	9.89	9.85	(11.22)	(11.58)	1,873,647
April 30, 2013	11.90	11.90	10.37	10.25	(12.86)	(13.90)	1,307,825
July 31, 2013	13.03	13.03	11.25	11.14	(13.66)	(14.50)	1,092,341
October 31, 2013	14.24	14.24	12.44	12.35	(12.63)	(13.27)	846,276
January 31, 2014	14.85	14.85	13.06	12.36	(12.05)	(16.77)	1,011,941
April 30, 2014	16.28	16.28	14.18	14.09	(12.92)	(13.45)	1,206,658
July 31, 2014	15.12	15.12	13.23	13.10	(12.50)	(13.36)	1,214,109
October 31, 2014	14.17	14.17	12.38	12.24	(12.63)	(13.62)	1,040,652
January 31, 2015	14.32	14.32	12.48	12.39	(12.85)	(13.48)	533,179
April 30, 2015	15.57	15.57	13.47	13.38	(13.49)	(14.07)	643,690

(1)	Based on the Fund’s computations.
(2)	Source: NYSE.
(3)	Based on the Fund’s computations.
(4)	Source: Bloomberg.

On June 17, the per share net asset value was $15.66 and the per Share market price was $13.48, representing a (13.92)% discount from such net asset value.

The Fund’s Shares have traded in the market below, at and above net asset value since the commencement of the Fund’s operations. However, it has recently been the case that the Fund’s Shares have traded at a discount from net asset value. The Fund cannot determine the reasons why the Fund’s Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

Share Repurchase Program.  In February 2000, the Fund’s Board approved a share repurchase program. Under the Fund’s share repurchase program, the Fund may from time to time repurchase shares of the Fund’s common stock in the open market at the option of the Board and upon such terms as the Board shall determine. All purchases must be made in compliance with applicable legal requirements and such requirements may prevent the Fund from making such repurchases during the offering of Shares described in this Prospectus.

When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected. Any acquisition of shares by the Fund will decrease the amount of total assets of the Fund and therefore may increase the Fund’s expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings will reduce the Fund’s net investment income. (The Fund’s fundamental investment restrictions permit it to borrow up to 10% of its total assets for repurchases of its common stock.) If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover and making it more difficult for the Fund to achieve its investment objective. Since inception of the share repurchase program, the Fund has repurchased 3,335,943

Shares, for a total consideration of $38,457,465, with a cumulative effect of increasing the Fund’s per Share net asset value by $1.31. There have not been any repurchases of shares under this program since the fiscal year ended October 31, 2013.

The following information regarding the Fund’s authorized shares is as of June 17, 2015.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amount held by Fund
Common Stock	20,000,000	0	5,035,192

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. There can be no assurance the Fund will achieve its investment objective. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. For purposes of this 80% investment policy, a security is generally considered to be an Irish security if: (i) it is issued by an issuer that is organized under the laws of, or has its principal office in, Ireland; (ii) its principal securities trading market is in Ireland; (iii) it is issued by an issuer that alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in Ireland; and/or (iv) is denominated in the currency of Ireland. The Fund’s 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders.

As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities of issuers organized under the laws of Ireland (“Irish Companies”), including companies listed on the Irish Stock Exchange and companies not listed on any securities exchange, subject to the limitation described below. The portion of the Fund’s assets not invested in Irish equity and fixed income securities may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its total assets in equity securities that are not listed on any securities exchange.

The Fund may invest in companies of any market capitalization. Unless otherwise indicated, the fixed income securities in which the Fund will invest will be rated A or better by Standard & Poor’s Corporation or A or better by Moody’s Investors Service, Inc. or, if not so rated, of equivalent investment quality as determined by the Adviser. The Fund may invest in fixed income securities of any maturity or duration.

The Adviser employs a fundamental bottom-up approach to seek to identify attractive investment opportunities. The Adviser considers a range of metrics, including price to equity ratio (“P/E ratio”), earnings per share (“EPS”) growth, price/book and dividend yield to screen and highlight investment opportunities which may be assessed though fundamental research. The Adviser believes, however, that a strong discipline of top down macro economic analysis and input is also required as part of the process.

For temporary defensive purposes, the Fund may depart from its investment policies during periods in which changes in the Irish securities markets or other economic or political conditions in Ireland warrant. The Fund may reduce its position in equity securities and increase its position in debt securities, which may include government securities, short-term indebtedness or cash equivalents denominated in euros, Sterling Pounds, U.S. Dollars or the currency of any other member country of the Organization for Economic Cooperation and Development (the “OECD”). The Fund may also at any time temporarily invest funds in U.S. Dollar-denominated money market instruments as reserves for dividends and other distributions to shareholders.

It is the Fund’s policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Fund’s annual portfolio turnover rate for its fiscal year ended October 31, 2014 was 29%.

The Fund may employ various hedging and risk management techniques, primarily to protect against a decrease in the U.S. Dollar-equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Conditions in the securities, futures, options and foreign currency markets will determine whether and under what circumstances the Fund will employ any of the techniques or strategies described below. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the “CFTC”) and the federal tax requirements applicable to regulated investment companies.

The Fund’s investment objective and policy of investing at least 65% of its total assets in equity securities of Irish Companies set forth above are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Fund’s investment policies that are not designated fundamental policies may be changed by the Board without shareholder approval.

Borrowing

The Fund may, subject to the limitations described below under “Investment Restrictions,” borrow from banks to pay dividends required to be distributed in order to maintain qualification as a regulated investment company for U.S. tax purposes, for temporary or emergency purposes, for short-term credits in connection with the clearance and settlement of transactions and to finance share repurchases. See “Investment Restrictions.” Money borrowed to raise funds for any reason results in interest costs and has a prior fixed dollar claim on the Fund’s assets and income. Any gain in the value of securities purchased or in income received in excess of the amount borrowed or interest payable causes the net asset value of the common stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them to below the asset or income claims of the borrowed money causes the net asset value of the common stock or the income available to it to decline more sharply than would be the case if there were no prior claim. The use of borrowing thus increases exposure to risk. This influence ordinarily is called “leverage.”

Derivative Contracts

The Fund may, but need not, use derivative contracts for any of the following purposes:

•	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;
•	As a substitute for buying or selling currencies or securities; or
•	To seek to enhance the Fund’s return in non-hedging situations.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures and forward foreign currency contracts. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. To the extent that the Fund invests in derivatives with an underlying asset that meets the Fund’s 80% policy of investing in Irish equity and fixed income securities, the market value of these derivatives would be included to meet the 80% minimum.

Foreign Currency Forward Contracts

The Fund may, but is not obligated to, enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Futures Contracts and Options on Futures

The Fund may engage in futures contracts on securities, securities indices and other financial indices and foreign currencies and groups of foreign currencies and options thereon either as a hedge against changes in the value of securities and of the currencies to which the Fund is exposed or to which the Fund expects to be subject in connection with future purchases, or to seek to enhance the Fund’s return in non-hedging situations, in accordance with the rules and regulations of the CFTC.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency or security at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying currencies or securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying currency or security, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA with respect to the Fund. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect of the Fund.

Options on Foreign Currencies and Securities

The Fund may purchase and write options on foreign currencies and securities either for hedging purposes or to seek to enhance the Fund’s return in non-hedging situations, and to achieve objectives similar to those achieved utilizing futures contracts or foreign currency forward contracts. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security or currency at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or currency at the exercise price during the option period.

The Fund may write covered call options on securities and indices as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally be reference to information form a market maker. It is the SEC’s position that OTC options are generally illiquid.

The potential benefit to the Fund derived from purchases of foreign currency and security options will be reduced by the amount of the premium and related transaction costs. See also “Risks and Special Considerations.”

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. See also “Risks and Special Considerations.”

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund will not:

(1)	Purchase more than 10% of the outstanding voting securities of any one issuer.
(2)	Invest more than 25% of the value of its total assets in the securities of any one issuer. For purposes of this investment restriction, obligations of the U.S. Government, its agencies and instrumentalities shall not be deemed to be securities of a single issuer.
(3)	Make loans except through (i) the purchase of debt obligations or (ii) subject to (9) below, repurchase agreements in accordance with its investment objective and policies.
(4)	Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code and borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (i) for temporary or emergency purposes, (ii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iii) for repurchases of its common stock. The Fund may pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on currencies, securities or security indices will not be prohibited by this paragraph (4) or any other investment restrictions.
(5)	Invest in companies for the purpose of exercising control.
(6)	Make short sales of securities or maintain a short position in any security.
(7)	(i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities (other than foreign currencies) or commodity contracts; provided that for purposes of this restriction, financial, equity and equity index futures and options thereon are deemed not to be a commodity or a commodity contract, (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs, (iv) purchase securities on margin (except to the extent set forth in (4) above) or (v) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933.
(8)	Make any investment which would involve the Fund in a situation of unlimited liability, such as that of a general partner.

(9)	Invest more than 25% of its total assets in securities not listed on any securities exchange, in repurchase agreements having maturity greater than seven days, or in any combination of both.
(10)	Invest 25% or more of its total assets, at market value, in any one industry.

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities. These risks and considerations are described below.

General.  The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in equity securities of Irish Companies. An investment in the Fund’s Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk.  An investment in Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Equity Risk.  The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. In addition, the Fund’s portfolio is subject to the risks associated with growth stocks. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general.

Irish Securities Risk.  Investing in securities of companies domiciled in Ireland involves special considerations not typically associated with investing in the U.S. market. Such heightened risks include, among others, heightened exposure to reduced European or global economic activity (as the Irish economy exports the majority of its output), shocks to economic activity arising from concerns about eurozone fiscal or monetary policy, a high level of fiscal debt following the restructuring of the banking system at public expense in recent years, and high levels of mortgage debt and arrears. A resumption of large-scale terrorist activities in Northern Ireland (which have not occurred since an agreed ceasefire in 1994 and a subsequent political settlement) could have some adverse impact on sentiment towards Irish securities, and potentially some adverse impact on economic activity in the Republic of Ireland.

Ireland relies heavily on exports to its key trading partners that include the other members of the European Union and the United States. Reduction in spending by these economies on Irish products and services or negative changes in any of these economies may cause an adverse impact on the Irish economy. Any changes in the price or demand for Irish exports could adversely impact Ireland’s economy. Ireland’s economy may also be negatively affected if trade barriers, exchange controls, or other protectionist measures are imposed or negotiated by the countries with which they trade.

As a member of the European Union, Ireland is heavily dependent on the other member states both economically and politically. The European Central Bank has control overmonetary policy in all eurozone countries, and European Union authorities have varying degrees of control and influence over each member country’s fiscal policies, including government debt and deficit levels, and fiscal controls and planning. However, the Irish government retains full control of income and corporation tax rates. Any event within the European Union, including economic and political developments, can cause market disruptions, and can adversely affect the values of securities held by the Fund.

During the recent financial crisis, Ireland’s financial institutions were severely undercapitalized and required government intervention to survive. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including Ireland.

Foreign Securities Risk.  Investments in foreign securities that are traded on foreign markets, including Irish securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations (see “Currency Exchange Rate Fluctuations”), or to adverse political, economic or diplomatic developments in Ireland or other non-U.S. jurisdictions, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Irish securities market, as well as other non-U.S. securities markets, for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Irish market may be higher than in the United States. Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States. Regulatory oversight of the Irish securities market may differ from that of U.S. markets. There also may be difficulty in invoking legal protections across borders.

Currency Exchange Rate Fluctuations.  Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold almost all its assets in euro denominated securities, although some assets may be denominated in other foreign currencies. Accordingly, a change in the value of a foreign currency against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. Such a change may thus decrease the Fund’s net asset value.

In addition, although most of the Fund’s income will be received or realized primarily in euros, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the euro declines after the Fund’s income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of euros required to be converted into U.S. dollars in order to pay those expenses will be greater than the euro equivalent of those expenses at the time they were incurred. Similar effects may result from the Fund’s investments that are denominated in other foreign currencies.

Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders’ cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.

Foreign Custody Risk.  The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories — generally in Ireland. (See “Management of the Fund — Custodian and Transfer Agent.”) Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

European Economic Risk.  The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Unlisted Securities Risk.  The Fund may invest up to 25% of the value of its total assets (at the time of purchase) in unlisted equity securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities timely and at a desirable price. If not listed, such securities could nonetheless be resold in privately negotiated transactions, although the price may be lower and the time to dispose of the security may take considerably longer than for listed securities and the sale price may be lower than the price paid by the Fund. Unlisted securities are not subject to the disclosure and other investor protection requirements of Irish law applicable to listed securities.

Small and Mid-Capitalization Company Risk.  Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Credit Risk.  Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers.

Interest Rate Risk.  Generally, when market interest rates rise, the prices of debt securities fall, and vice versa. Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt securities generally fluctuate more than prices of short-term debt securities as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Derivative Risk.  Even a small investment in derivative contracts can have a big impact on the Fund’s stock market and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for the options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Counterparty Risk.  To the extent the Fund invests in derivative instruments, repurchase agreements, certain types of options or other customized financial instruments, the Fund takes the risk of non-performance by the other party to the contract. This risk may include credit risk of the counterparty and the risk of settlement default. This risk may differ materially from those entailed in exchange-traded transactions that generally are supported by guarantees of clearing organizations, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Management Risk.  The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect. To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish Companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities. See “Foreign Securities Risk.”

Cyber Security Risk.  As the use of the Internet and other technologies has become more prevalent in the course of business, funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers with which it does business and companies in which it invests.

Hedging Strategy Risk.  Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Adviser is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to engage in hedging strategies. Even if the Adviser desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of the Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

New regulations governing certain over-the-counter derivatives may also increase the costs of using these types of instruments or make them less effective.

Repurchase Agreements Risk.  Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Risks of Borrowing and Leverage.  The Fund’s fundamental investment restrictions permit it to borrow money to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code and borrow money in an amount not to exceed 10% of its total assets (i) for temporary or emergency purposes, (ii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iii) for repurchases of its common stock. Borrowing is a form of leverage. Borrowing would involve interest and other costs to the Fund. Leveraging would generally exaggerate the positive and negative effects of market, interest rate and currency fluctuations on the net asset value and market value of the Fund’s common stock, as well as on distributions to common stockholders.

Borrowings by the Fund generally requires asset coverage of 300%. The Fund would be prohibited from declaring a dividend (other than a dividend payable in stock of the Fund) or distribution on any class of its stock, and from purchasing Fund stock, unless this asset coverage requirement is met at the time such dividend or distribution is declared, or stock is purchased, after deducting the amount of such dividend, distribution or stock purchase price, as applicable.

Conflicts of Interest Risk.  The Adviser’s advisory fees are based on net assets. Consequently, the Adviser will benefit from an increase in the Fund’s net assets resulting from an offering. In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or a portfolio manager of the Fund could benefit indirectly from an offering because of such affiliations.

Net Asset Value Discount.  Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund’s shares have frequently traded in the market below net asset value since the commencement of the Fund’s operations. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate.  The Fund has a managed distribution policy under which quarterly distributions, at a rate determined annually by the Board, are paid from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. See “Dividends and Distributions — Managed Distribution Policy.” There can be no assurance that the distribution rate set at any time, or the policy itself, will be maintained. To the extent total distributions for a year exceed the Fund’s net investment income, such excess will be deemed for U.S. federal income tax purposes to have been distributed from realized capital gains and/or will be treated as return of capital, as applicable. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments. The Fund’s managed distribution policy may, in certain situations, cause the Fund to make taxable distributions to shareholders in excess of the minimum amounts of such taxable distributions required to avoid liability for federal income and excise taxes. Such excess taxable distributions may, in such situations, cause shareholders to be liable for taxes for which they would not otherwise be liable if the Fund only paid that amount required to avoid liability for federal income and excise taxes. The Fund’s income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders’ principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversified Status.  The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a “diversified” management investment company under the 1940 Act.

Share Repurchases.  Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund, and therefore, may increase the Fund’s expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings would reduce the Fund’s net investment income. If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Tax Risk.  The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

Tax Considerations.  The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund’s policy to distribute substantially all of its net income and capital gains, if any, to shareholders. To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be reported by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which may be eligible for long-term capital gain tax rates if certain holding period rules apply. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets. Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund, subject to U.S. withholding tax. Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Certain minimum holding period requirements apply to both the qualified dividend income and foreign tax credit rules, at both the Fund and shareholder levels, with securities lent out not considered “held” for these purposes.

MANAGEMENT OF THE FUND

The Board of Directors

The business and affairs of the Fund are managed under the direction of the Board, including general supervision of the duties performed by the Adviser and other service providers.

The Investment Adviser

Kleinwort Benson Investors International Ltd. (“KBII Ltd” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement dated as of July 21, 2011 (the “Advisory Agreement”). The Adviser manages the Fund’s investments and makes investment decisions on behalf of the Fund.

The Adviser is a limited liability company organized under the laws of the Republic of Ireland. The registered office of the Adviser is 2 Harbourmaster Place, 3rd Floor, IFSC, Dublin 1, Ireland. The Adviser is an institutional asset manager, managing approximately $3.5 billion in assets as of December 31, 2014 for clients based in the US, Canada and Asia. The Adviser currently manages specialist equity strategies which are offered to institutional investors on both a segregated and commingled basis. In providing these services, the Adviser directs and manages the investment and reinvestment of assets in client accounts. The Adviser also provides non-discretionary investment advisory services in the form of investment model provision.

The Adviser is a majority-owned subsidiary of Kleinwort Benson Investors Dublin Ltd, which in turn is wholly-owned by Kleinwort Benson Group Ltd (“KBG”). KBG is the parent company of an asset management group managing approximately $66.8 billion in assets as of June 30, 2014 for a range of private and corporate clients. The registered offices of KBG are located at 14 St. George St., London, England W1S 1FE.

The Advisory Agreement provides that the Fund will pay the Adviser a fee, payable monthly, at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. For purposes of computing the monthly fee, the daily net assets of the Fund for a month shall be determined as of the close of business in New York each day with respect to which such last business day falls within that month, and the aggregate value of all such daily net assets shall be divided by the number of such days in such month.

For the fiscal years ended October 31, 2014, 2013 and 2012, the Fund paid to the Adviser fees of $487,422, $386,681 and $331,126, respectively. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the six-month period ended April 30, 2014.

Portfolio Management

Noel O’Halloran, Chief Investment Officer, has responsibility for the day-to-day management of the Fund’s portfolio. Mr. O’Halloran has worked with Kleinwort Benson Investors Dublin Ltd. since July 1992, and was appointed Chief Investment Officer of Kleinwort Benson Investors Dublin Ltd. in 2002. Mr. O’Halloran holds a degree in Civil Engineering from University College Cork. He also holds a Certified Diploma in Accounting and Finance and is an Associate of the Institute of Investment Management and Research. He is also an associate member of the Chartered Financial Analyst institute. Mr. O’Halloran has been the portfolio manager of the Fund since July 21, 2011.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Administrator

BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, is the Fund’s administrator (“Administrator”). Subject to the control, supervision and direction of the Board, the Administrator is responsible for, among other things, fund accounting and net asset valuation calculations, financial reporting and certain tax services, regulatory administration including the preparation and filing of various reports with the appropriate regulatory agencies, and the preparation of board materials. The Fund pays an annual asset-based fee, payable monthly. The fee is calculated at the following rate: 0.08% on the first $200 million in average daily assets, 0.06% on the next $300 million in average daily assets, 0.04% on the next $500 million in average daily assets, 0.035% on next $4 billion in average daily assets, and 0.03% on excess over $5 billion in average daily assets. In addition, the Administrator is entitled to certain out of pocket expenses and the fees are subject to a minimum annual fee.

Custodian and Transfer Agent

U.S. Bank, N.A., 1555 N. Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, acts as the Fund’s custodian. American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, acts as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan.

EXPENSES

The Fund pays all of its expenses, including organization expenses; legal fees and expenses; auditing and accounting expenses; taxes and governmental fees; NYSE listing fees; fees of the Adviser, Administrator, custodian and stock transfer and dividend paying agent; investors’ relation fees and expenses; costs of regulatory filings and compliance; brokerage commissions and other portfolio transaction expenses; interest expenses; fees of Directors who are not interested persons (as defined in the 1940 Act) of the Fund; other expenses related to meetings of Directors; costs of insurance; and costs of shareholders’ meetings, proxy statements and shareholder reports.

DIVIDENDS AND DISTRIBUTIONS

Managed Distribution Policy

The Board has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value at its most recent fiscal year end. The current distribution rate is 8%. This policy is subject to regular review by the Fund’s Board. The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. Persons who purchase Shares in an offering will be entitled to any regular quarterly distributions the record date for which occurs after such Shares are purchased. For the fiscal year ended October 31, 2014, the Fund made distributions in the amount of $0.37245 per Share, of which 19% represented net investment income, 81% represented long-term capital gains and 0% represented return of capital. If the Fund’s distributions were to consist of a large amount of return of capital, it would result in the deterioration of the Fund’s assets. A return of capital to shareholders would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the managed distribution policy.

The amounts and sources of the distributions reported in the Fund’s Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entire fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for each calendar year that will tell them how to report the distributions for federal income tax purposes.

If the Fund’s assets do not generate sufficient income and net long-term capital gains, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore, these payments may represent a reduction of a shareholder’s principal investment. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares (thereby increasing any realized gain or decreasing realized loss upon ultimate disposition of the shareholder’s shares, possibly increasing such shareholder’s income tax liability at such time) and, after the shareholder’s basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets. There can be no assurance that the current distribution rate will be maintained in the future. The Board may determine not to maintain the managed distribution rate at its current level, and it is possible, depending on market conditions, that it may determine to abandon the managed distribution policy altogether.

In August 2014, the Fund obtained an order under section 6(c) of the 1940 Act granting an exemption from section 19(b) and rule 19b-1 under the 1940 Act, permitting the Fund to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as monthly in any one taxable year, subject to certain conditions.

General Distribution Policy

It is the Fund’s policy to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and capital gains, if any, to shareholders. On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations (see “Taxation”) that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Board, each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account. It is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant's account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

Dividends paid out of the Fund’s investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to shareholders as ordinary income. Properly reported distributions of long-term capital gains, if any, earned by the Fund are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their shares. Long-term capital gain is taxed at 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those amounts that represents net long-term capital gain or qualified dividend income and 0% for individuals at certain lower income levels. The above income thresholds are adjusted annually for inflation. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.

No portion of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction for corporate shareholders.

A portion of the dividends received from the Fund by an individual shareholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations (including, in general, Irish corporations), provided that certain holding period and other requirements are met by the Fund and the shareholder. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, real estate investment trust distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

Fund distributions may also subject shareholders to alternative minimum tax liability. Because of the complexity of the alternative minimum tax rules, shareholders should consult their tax advisers as to their applicability to a Fund investment.

A distribution will be treated as paid to shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which distributions are received.

Each year, the Fund will notify shareholders of the tax status of dividends and other distributions.

A shareholder who invests through a tax-deferred account, such as a retirement plan, generally will not pay tax on Fund dividends or other taxable distributions until they are distributed from the account. These accounts are subject to complex rules. Shareholders should consult their tax advisers about investment through a tax-deferred account.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes paid by the Fund, subject to U.S. withholding tax.

Upon the sale or other disposition of Fund shares, a shareholder may realize a capital gain or loss which may be long-term or short-term, depending on how long the shareholder held the shares.

Taxable distributions and redemptions are subject to a 3.8% federal Medicare contribution tax on “net investment income,” including, among other things, dividends, interest and net gain from investments, for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

The Fund may be required to withhold at a 28% rate U.S. federal income tax on all taxable distributions payable to a non-exempt shareholder if the shareholder fails to provide the Fund with such shareholder’s correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that such shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Fund distributions also may be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Fund.

CERTAIN PROVISIONS OF THE CHARTER AND BYLAWS

The Fund’s Charter and Bylaws include provisions that could limit the ability of others to, among other things, (a) acquire control of the Fund, (b) modify the structure of the Fund (including conversion of the Fund to open-end status) or (c) engage in certain transactions with the Fund. These provisions, described below, also could have the effect of depriving shareholders of an opportunity to receive a premium over prevailing market prices for their shares by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions (a) encourage persons seeking control of the Fund to negotiate directly with the Board regarding the price to be paid for the shares required to obtain such control, (b) promote continuity and stability and (c) enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective. The Fund has not opted into the Maryland Control Share Acquisition Act.

Classified Board; Removal; Vacancies; Number of Directors.  The Directors are divided into three classes; the term of one class expires each year. Upon expiration of the term of office of a class of directors, each director in such class is elected for a term of three years and until his or her successor is elected and qualifies. Pursuant to the Charter and an election made under the Maryland General Corporation Law (the “MGCL”), directors may be removed by the Fund’s shareholders only with cause and by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the Fund’s shareholders generally in the election of directors. Pursuant to an election made under the MGCL, any vacancy on the Board may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies. Certain provisions of the Charter relating to directors can be amended only if advised by the Board and approved by at least two-thirds of the shares outstanding and entitled to vote thereon. The Charter provides that the number of directors will be set by the Board in accordance with the Bylaws, though it may not be set at less than three. The Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of Directors. However, unless the Bylaws are amended, the number of Directors cannot be more than fourteen. These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

Action by Shareholders.  Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals.  The Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as directors and the proposal of other business to be considered by the Fund’s shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board or (3) by a shareholder who is a shareholder of record at the time the shareholder provides the notice required by the Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Bylaws. With respect to special meetings of the Fund’s shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting of shareholders may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Bylaws for the purpose of electing directors, by any shareholder who is a shareholder of record both at the time the shareholder provides the notice required by the Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Bylaws.

Calling of Special Meetings of Shareholders.  The Bylaws provide that special meetings of the Fund’s shareholders may be called by the Board, the Chairman of the Board, and the President. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholder requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund’s secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws.  Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, convert or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, the Charter provides that the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon is required for the Fund to (1) convert from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity, (3) dissolve or liquidate, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act, (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights, or (7) amend, alter or repeal the above provisions in the Fund’s Charter. However, if such action has been approved or authorized by the affirmative vote of 70% of the entire Board, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no shareholder vote would be required unless otherwise required by applicable law. The principal purpose of the above provisions is to increase the Fund’s ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board or a large majority of the shareholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby discourage investors from purchasing the Fund’s shares with the hope of making a quick profit by forcing the Fund to change its structure. The provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund’s structure accomplished through a transaction covered by the provisions more difficult to achieve. Additionally, provisions of the Charter relating to the Board and the Bylaws cannot be amended, altered or repealed except by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. The Bylaws may be altered, amended, added to or repealed only by majority vote of the entire Board.

The above provisions also could impede or prevent transactions in which holders of Shares might obtain prices for their shares in excess of the market price at which the Shares were then trading. These provisions could have the effect of depriving shareholders of an opportunity to receive a premium over prevailing market prices for their Shares by discouraging a third party from seeking to obtain control of the Fund.

PLAN OF DISTRIBUTION

We may sell Shares through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of our Shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of our Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

We may sell our Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum amount of compensation to be received by any Financial Industry Regulatory Authority (“FINRA”) member or independent broker-dealer will not exceed eight percent for the sale of any securities being offered pursuant to Rule 415 under the Securities Act. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements. In connection with any rights offering to existing shareholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Shares remaining unsubscribed after the rights offering.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund or the Adviser is a party.

APPENDIX A

The information set forth below has been extracted from publicly available sources, cited in the footnotes below. While the Fund believes that the information taken from these sources is reliable, the Fund makes no assurances that such information is accurate or complete.

Economic Context

The Irish economy experienced a prolonged period of rapid and uninterrupted gross domestic product (“GDP”) growth from 1999 to 2007i. This growth was fueled in large part by low interest ratesii following Ireland’s adoption of the euro from its inception in 1999. Credit grew rapidlyiii, driven in part by the integration of Ireland’s banking system into the eurozone, allowing credit to easily flow to Ireland, at low interest rates, and this drove a particularly rapid construction boom and a surge in house pricesiv.

Beyond the credit-fueled construction boom, however, Ireland’s exceptionally attractive environment for Foreign Direct Investment (FDI) resulted in very high inflows of FDI, creating very substantial employment growth particularly in sectors such as pharmaceuticals and information technologyv. Ireland’s GDP per capita rose rapidly and exceeded, by some distance, the European average by 2007vi.

The 2007 global financial crisis led to a rapid turnaround in growth. Credit growth turned negative, real estate prices fell by more than 50%, and banks experienced extremely high levels of loan impairments and debt write-off. These factors combined to lead to severe damage to business and consumer confidence and a collapse of economic growth. In September 2008 the government decided to fully guarantee all bank deposits and new and existing bank bonds, in a bid to stabilize the banking system. Over the following two years the banking system was extensively restructured, with very substantial injections of funds from the state. The cost of recapitalizing the banking system, together with the collapse of government revenue as a result of declining economic activity, caused Ireland to apply to the IMF, European Central Bank and the European Union for financial assistance. In November 2010 this €85bn assistance package was put in place, accompanied by strict conditions that set out detailed measures to reduce the fiscal deficit as well as structural changes to enhance growth and competitiveness.

This financial assistance package, and the reform and deficit-reducing measures associated with it, ultimately proved to be successful in stabilizing the economy and the national finances. The Irish authorities consistently met or exceeded the deficit targets in the program, even though growth was at times below expectations. That the original consolidation path was adhered to without modification was one of the key achievements of the program, and significantly boosted Ireland’s credibility on the financial marketsvii.

External competitiveness was improved as a result of wage reductions and other cost reduction measuresviii, and this, combined with a recovery in business and consumer confidence, led to a resumption of

[i]	http://product.datastream.com/DScharting/gateway.aspx?guid=a5d840bd-317c-428b-b395-a6c639c56855&action=REFRESH
ii	http://product.datastream.com/DScharting/gateway.aspx?guid=3117b871-2846-4a56-9cc6-562d24b032cf&action=REFRESH
iii	http://product.datastream.com/DScharting/gateway.aspx?guid=7a7012bf-7bf8-479d-b0f6-f4f065c7dbb1&action=REFRESH
iv	http://product.datastream.com/DScharting/gateway.aspx?guid=be9e0425-09a5-4bc1-8168-f3076349294a&action=REFRESH
[v]	http://www.idaireland.com/invest-in-ireland/fdi-in-ireland-2013/index.xml
vi	http://epp.eurostat.ec.europa.eu/tgm/table.do?tab=table&init=1&plugin=1&language=en&pcode=tec00114
vii	European Economy — Economic Adjustment for Ireland, Autumn 2013 Review, European Commission (page 9).
viii	http://www.competitiveness.ie/media/01042014-Costs_of_Doing_Business_in_Ireland_2014-Publication.pdf figure 1.

economic growth during 2012, and a quite substantial reduction in the unemployment rate, which fell from a peak of 15.1% to 10% by the first quarter of 2015ix. The fiscal deficit fell from 30.6% of GDP in 2010 (including bank recapitalization costs) to 4.1% in 2014x. The government’s forecast for the deficit in 2015 is 2.3%xi of GDP, and for 2016 it forecasts 1.7%xii.

Monetary policy

Ireland has been a member of the eurozone since its inception in 1999 and so its monetary policy is set by the European Central Bank which runs a single unified monetary system and monetary policy across the eurozone.

The European Central Bank has kept interest rates at very low levels for several years, in response to the global financial crisis and the eurozone fiscal crisis. It has also provided credit to financial institutions in unlimited quantities (against suitable collateral) in order to improve the flow of credit during the latter crisis, in Long Term Repurchase Operations (LTROs), as well as other unorthodox monetary policy operations including Outright Monetary Transactions (OMT) which was a program of purchases of government bonds in peripheral countries, and the asset purchase program (quantitative easing) which commenced in early 2015.

As of June 5, 2015 the yield on the ten year Irish government bond yields was 1.66%, a spread of 0.80% over the 10-year German government bond. Irish government bonds are issued by the National Treasury Management Agency at various maturities and are listed on the Irish Stock Exchange. As of June 2015 there were thirteen benchmark bonds with maturities out to 2045. The benchmark bonds are traded on the electronic trading platforms, EuroMTS, Brokertec and BGC Partners. The clearing and settlement of Irish Government bonds is carried out by Euroclear.

Exchange rate

Ireland’s currency is the euro, since its inception in 1999. The euro’s exchange rate against the US Dollar was about 1.15 at inception (by convention the exchange rate is quoted as US Dollars per euro), and initially weakened substantially to below 0.9 in the 2001-2002 period. It then began a long period of appreciation that took the rate to well above 1.50 in 2008/09. Since then it has declined, particularly after the announcement of the ECB’s quantitative easing program, and as of 6/5/2015 the rate stood at 1.11.

IRISH STOCK MARKET

The Irish Stock Exchange plc (ISE) is a key component of Ireland’s financial services infrastructure providing access to capital markets for investors, financial institutions and companies as well as a full range of stock exchange services to the wider securities industry. A global leader in the listing of fund and debt securities, the ISE lists over 30,000 securities for clients in 78 countries. The ISE operates an internationally accessible and competitive trading infrastructure for the Irish equity market. The ISE’s wider services include the provision of national numbering services, the distribution of market data, a company announcement service and a suite of and bond indices. There are 46 member firms of which 37 are international.xiii

Regulatory structure:

The Irish Stock Exchange is authorized under European Union legislation as the Competent Authority for Listing in Ireland. It is also authorized by the European Central Bank to operate three markets — the Main Securities Market (MSM), the Enterprise Securities Market (ESM), and the Global Exchange Market (GEM). It is responsible for:

ix	http://www.cso.ie/en/releasesandpublications/er/qnhs/quarterlynationalhouseholdsurveyquarter12015/#.VXax4c-6dhE
[x]	“Spring Economic Statement” April 2015, Government of Ireland.
xi	“Spring Economic Statement” April 2015, Government of Ireland.
xii	“Spring Economic Statement” April 2015, Government of Ireland.
xiii	http://www.ise.ie/Prices,-Indices-Stats/Publications-Statistics/Annual/AnnualReport2014.pdf

•	Listing of securities on its markets
•	Admission of securities to trading on its markets
•	Admission of member firms and traders, sponsors and ESM advisors
•	Reporting of trading activity by member firms

The Irish Stock Exchange is regulated by the Central Bank of Ireland.

The MSM is the principal market and is a regulated market as defined by the Market in Financial Instruments Directive (MIFID), a key European Union regulatory directive for financial markets. It is principally for larger, more established companies. The ESM is a market designed for growth companies, and is an exchange regulated market and multi-lateral trading facility as defined by MIFID. It has been designed to meet the funding needs of companies at earlier stages of their development. The GEM is a specialist debt market for professional investors, and is an Exchange regulated market as defined by MIFID.

Activity:

Turnover in the MSM was €61.3bn in 2014, while the Enterprise Securities Market had turnover of €2.1bn. The turnover of Irish Government securities was a further €257m. In 2014 there were 26 companies on the MSM and 26 on the ESM. There was also one listed exchange traded fund. To be eligible for listing on the MSM, a company generally must have a capitalization of greater than €1m, have published independently audited accounts that cover at least three years, and have at least 25% of its shares in public hands. The securities to be listed must be eligible for electronic settlement.

The following table shows the number of companies listed on the exchange, and the aggregate market capitalization at year end of those companies, and the total trading volume on the Irish Stock Exchange for each year from 2009 to 2013 inclusive.

	2014	2013	2012	2011	2010	2009
Number of Companies (Main Securities Market)	26	25	27	30	36	39
Market Capitalization (total, €bn)	26	65.9	57.2	49	45.9	43.2
Trading volume (€bn) (MSM)	61.4	56.5	36.9	34.9	44.9	52.7

Source: Irish Stock Exchange Annual Statistical Report, 2014.

As of December 31, 2014, the approximate market capitalization of the companies listed on the MSM of the Irish Stock Exchange and included in the ISEQ index was €77.4bn, an increase of 17.5% over the €65.9bn as of December 31st, 2013.

The aggregate trading volume of Irish equity securities on the MSM of the Irish Stock Exchange in 2014 was €61.4bn, or 79% of their market capitalization, as compared with €56.5bn, or 85.7%, of their market capitalization in 2013.

The following table compares the total market capitalization, trading volume (both expressed in €bn) of companies listed on the MSM of the Irish Stock Exchange.

Irish Equity Market: 15 Largest Companies

	Market Capitalization (€bn)*	Trading Volume (€m)*	Weight in Irish Stock Exchange*	2014 P/E**	2014 Gross Dividend Yield**
CRH PLC	21518	8034	25%	34.8	2.4
RYANAIR HOLDINGS PLC	16181	4928	18%	19.0	3.2
BANK OF IRELAND	11618	6132	10.8%	19.6	0.0
KERRY GROUP PLC	11839	3893	11.8%	24.0	0.7
ARYZTA AG	4230	592	4.8%	11.3	1.3
ORIGIN ENTERPRISES	995	1250	0.4%	13.8	2.5
SMURFIT KAPPA GROUP PLC	6268	6005	7.1%	15.7	2.0
GLANBIA PLC	5179	1616	3.5%	28.4	0.6

	Market Capitalization (€bn)*	Trading Volume (€m)*	Weight in Irish Stock Exchange*	2014 P/E**	2014 Gross Dividend Yield**
PADDY POWER PLC	3435	1593	3.5%	26.2	1.9
DRAGON OIL PLC	4966	89	2.7%	8.7	3.1
KINGSPAN GROUP PLC	3659	2223	3.4%	31.9	0.8
C&C GROUP PLC	1230	1277	1.4%	13.2	3.2
AER LINGUS GROUP PLC	1282	546	0.6%	21.6	2.1
GREEN REIT PLC	969	674	1.1%	7.3	1.9
HIBERNIA REIT PLC	818	365	0.9%	8.6	0.7

*	Source: Irish Stock Exchange, from 31 December 2014 to 19 June 2015. Note this relates to turnover on the Irish Stock Exchange only. Some stocks also trade on other exchanges.
**	Source: Davy (largest Irish stockbroker), June 19, 2015.

Listing and Disclosure:

In addition to the listing requirements mentioned above, listed companies have ongoing reporting requirements. For example, directors are required to inform the exchange about any transaction of a price sensitive nature or which materially alters the finances or activities of the company. Companies are required to produce annual and semi-annual half-yearly reports as well as provide information on the timing of dividend payments and annual general meetings. In addition to the listing rules of the Irish Stock Exchange, listed companies organized under Irish law are subject to Irish company law which is very similar to that of the United Kingdom. Insider trading is illegal under Irish law.

Transaction Costs and Settlements:

Commission rates on equity and bond transactions are by negotiation, and may be somewhat higher than those paid in highly liquid markets such as the main US exchanges. A “stamp duty tax” of 1% is charged on equity transactions, based on the market value of the transaction.

Trading on the Irish Stock Exchange is carried out on an electronic trading system called ISE Xetra, and is settled via the CREST settlement system which is operated by Euroclear (UK and Ireland) and cleared by Eurex Clearing AG.

Dividends:

Irish companies typically declare and pay dividends twice yearly. The first, or interim, dividend is paid during the fiscal year and the second, or final, dividend is declared and paid shortly after the end of the fiscal year. The final dividend is typically bigger than the interim dividend.

Primary (New Issues) Market:

The following table lists the amounts of capital raised through new issuances or initial public offerings for the last x years.

New Issuances: (€m)	2014	2013	2012	2011	2010	2009
Equities – MSM	910	1401	52	2021	3423	2021
Equities – ESM	370	116	111	5096	4	73
Equities Total	1281	1520	163	7117	3427	2094
Number of companies raising funds	15	14	10	11	13	13

As the table shows in most years the majority of new issuances relates to companies quoted on the MSM, with the exception of 2011.

Secondary trading:

The table following shows the performance of the Irish Stock Exchange index, the most-used benchmark for the Irish Stock Market. The index is calculated and published by the exchange, and was first calculated in 1989. The returns shown are in euros, and the table also shows the high and low for the index in each year.

	Irish Stock Exchange Index (total return, euros)					MSCI World Index
	Open	Close	High	Low	Total Return, euros	Total Return, euros
1988	1000	1422.43	1,579.91	1,000.40	42.2%	38.3%
1989	1422.43	1861.78	1,941.27	1,404.46	30.9%	12.6%
1990	1861.78	1317.43	2,008.20	1,307.07	-29.2%	-26.3%
1991	1317.43	1566.62	1,672.33	1,222.38	18.9%	22.6%
1992	1566.62	1444.31	1,668.03	1,274.50	-7.8%	7.8%
1993	1444.31	2296.57	2,296.57	1,444.31	59.0%	36.6%
1994	2296.57	2322.42	2,533.39	2,098.04	1.1%	-4.3%
1995	2322.42	2904.03	2,940.31	2,278.07	25.0%	13.1%
1996	2904.03	3660.66	3,660.66	2,904.03	26.1%	19.4%
1997	3660.66	5589.96	5,600.95	3,659.91	52.7%	35.4%
1998	5589.96	7016.2	7,601.67	5,246.57	25.5%	15.9%
1999	7016.2	7169.37	7,701.59	6,373.24	2.2%	46.8%
2000	7169.37	8297.1	8,592.86	6,832.62	15.7%	-7.0%
2001	8297.1	8426.72	9,454.00	6,836.13	1.6%	-12.0%
2002	8426.72	6034.08	8,426.72	5,445.55	-28.4%	-31.7%
2003	6034.08	7652.33	7,652.33	5,676.96	26.8%	11.3%
2004	7652.33	9879.38	9,901.17	7,652.33	29.1%	6.9%
2005	9879.38	12023.04	12,023.04	9,332.01	21.7%	26.8%
2006	12023.04	15711.46	15,772.73	11,467.52	30.7%	7.9%
2007	15711.46	11856.38	16,788.30	10,828.66	-24.5%	-1.2%
2008	11856.38	4145.97	11,937.44	4,085.22	-65.0%	-37.2%
2009	4145.97	5387.01	6,268.13	3,390.72	29.9%	26.7%
2010	5387.01	5382.86	6,391.03	4,798.36	-0.1%	20.1%
2011	5382.86	5525.5	5,710.33	4,496.27	2.6%	-1.8%
2012	5525.5	6656.15	6,656.15	5,502.75	20.5%	14.7%
2013	6656.15	9038.52	9,057.39	6,656.15	35.8%	21.9%
2014	9038.52	10559.35	10762.7	8783.8	16.8	20.1%

Source: Thomson Reuters Datastream.

The information in this statement of additional information is not complete and may be changed. The New Ireland Fund, Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 29, 2015

The New Ireland Fund, Inc.

Statement of Additional Information

[           ], 2015

The New Ireland Fund, Inc., a Maryland corporation (the “Fund”), is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated [           ], 2015 (the “Prospectus”) and any related prospectus supplement. The Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

You may call 1-800-468-6475 or email investor.query@newirelandfund.com to obtain, free of charge, copies of the Prospectus and any related prospectus supplement. The Fund’s Prospectus is also available on the Fund’s website at www.newirelandfund.com. You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this Statement of Additional Information in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and any related prospectus supplement and the Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

HISTORY OF THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on December 14, 1989 under the name “The Irish Investment Fund, Inc.” Effective July 2001, the Fund’s name was changed to “The New Ireland Fund, Inc.”

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Adviser, Administrator, custodian and transfer agent, and the Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm. The officers of the Fund serve at the pleasure of the Board. Kleinwort Benson Investors International Ltd. (the “Adviser”) serves as the Fund’s investment adviser.

Pursuant to the Fund’s Charter (the “Charter”) and Bylaws (the “Bylaws”), the terms of office of the Directors are classified. The Board is divided into three classes, with one class being elected each year. Upon expiration of the term of office of a class of directors, each director in such class is elected for a term of three years and until his or her successor is elected and qualifies. The names of the Directors of the Fund, and their addresses, birth years and principal occupations during the past five years, are provided in the tables below. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this Statement of Additional Information (“SAI”), as “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Interested Director
Sean Hawkshaw, 50 Kleinwort Benson Investors International Ltd One Boston Place 201 Washington Street Boston, MA 02109	President and Director**	President Since 2011 Director from July 2011 to June 2012 and since March 2013 Term expires in 2017	Chief Executive Officer & Director, Kleinwort Benson Investors International Ltd (2002 to present); Director, Kleinwort Benson Investors Dublin Limited (1994 to Present); Director, Kleinwort Benson Fund Managers Limited (2002 to 2013); Director, Kleinwort Benson Investors Institutional Funds PLC (2004 to 2013); Director Kleinwort Benson Investors Qualifying Investor Fund, PLC (2006 to 2013); Director, Irish Auditing and Accounting Supervisory Authority (2006 to Present); Director KBC Asset Management (U.K.) Ltd (2002 to 2010); Director Fusion Alternative Investments PLC (2008 to Present); Director, Irish Association of Investment Managers (2003 to Present).	1	None

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years
Independent Directors
Peter J. Hooper, 75 Westchester Financial Center, Suite 1000 50 Main Street White Plains, NY 10606	Director and Chairman of the Board	Director since 1990 Chairman of the Board since November 1995 Term expires in 2015	President, Hooper Associates – Consultants (1994 to present).	1	Director, The Ireland United States Council for Commerce and Industry (1984 to present).
David Dempsey, 65 Bentley Associates L.P. 250 Park Avenue – Suite 1101 New York, NY 10177	Director	Since 2007 Term expires in 2016	Managing Director, Bentley Associates L.P., – Investment Bank (1992 to present).	1	None
Margaret Duffy, 71 164 East 72 Street, Suite 7B New York, NY 10021	Director	Since 2006 Term expires in 2017	Retired Partner Arthur Andersen LLP and currently a Financial Consultant.	1	Director, The Dyson-Kissner-Moran Corporation (2000 to 2010).

*	Each Director serves until the expiration of his or her current term and until his or her successor is elected and qualifies.
**	Mr. Hawkshaw is deemed to be an Interested Director because of his affiliation with the Adviser.

Additional Information about the Board of Directors

Board Responsibilities

The business and affairs of the Fund are managed under the direction of the Board. The Board has approved contracts under which certain companies provide essential management services to the Fund. The Board is responsible for supervising the services provided by those companies.

Like most registered investment companies, the day-to-day business of the Fund, including the management of risk, is performed by third-party service providers, such as the Adviser, the Fund’s administrator and the Fund’s transfer agent. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks — that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business, and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from service providers. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. The Board continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer and personnel of other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit and Valuation Committee of the Board or to the entire Board with respect to various aspects of risk management. The Board and the Audit and Valuation Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Fund’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Fund’s Chief Compliance Officer provides the Board with a written report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Adviser’s Pricing Committee reports to the Board concerning any investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit and Valuation Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and their discussions with each service provider, the Chief Compliance Officer and the independent registered public accounting firm, the Board and the Audit and Valuation Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board

There are currently four members of the Board of Directors, three of whom are Independent Directors. Peter J. Hooper serves as Chairman of the Board. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Board (a) consists of four members, three of which are Independent Directors, including the Chairman, (b) the chairperson of the Audit and Valuation Committee is an Independent Director and (c) amount of assets under management in the Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

Individual Director Qualifications

The Board has concluded that the Directors of the Fund should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, identify and request other information they may deem relevant to the performance of their duties, question management and other service providers regarding material factors bearing on the management and administration of the Fund, and exercise their business judgment in a manner that serves the best interests of the Fund. In addition, the Board has concluded that each of the Directors should serve as a Director based on his or her own experience, qualifications, attributes and skills as described below.

Independent Directors

The Board has concluded that Mr. Hooper should serve as a Director because of the business and management experience he has gained as President of the consulting firm he founded in 1994, his knowledge of and experience in the financial services industry, and his experience serving as a Director of the Fund since 1990.

The Board has concluded that Ms. Duffy should serve as a Director because of her experience in financial consulting, her experience and background in the public accounting profession, including serving as an audit partner on multinational companies for an international accounting firm and her experience serving as a director of other companies, and as a Director of the Fund since 2006.

The Board has concluded that Mr. Dempsey should serve as a Director because of the financial and management experience he gained serving as a managing director of an international investment banking firm since 1991, his knowledge of the financial services and banking industries, and his experience serving as a Director of the Fund since 2007.

Interested Director

The Board concluded that Mr. Hawkshaw should serve as a Director because of his experience as Chief Executive Officer of the Adviser and his many years of experience in the asset management business. He has served as a Director of the Fund since March 5, 2013. Prior thereto, Mr. Hawkshaw served as a Director of the Fund from July 21, 2011 to June 5, 2012.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the operation of the Fund. Moreover, references to the qualifications, attributes and skills of individual Directors are pursuant to requirements of the SEC, do not constitute that the Board, or any Director, possesses any special expertise or experience, and shall not be deemed to impose any greater responsibility, or liability, on any such person or on the Board by reason thereof.

Officers Who Are Not Directors

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Lelia Long, 52 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Treasurer	Since 2002	Investment Management and Compliance Consultant, (2009 to present).
Salvatore Faia, 52 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Chief Compliance Officer	Since 2005	President, Vigilant Compliance LLC, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years
Bryan Deering, 42 BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01580	Assistant Treasurer	Since 2013	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2013 to present).

Vincenzo A. Scarduzio, 43 BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway, 2nd Floor Wilmington, DE 19809	Secretary	Since 2005	Vice President, Director and Counsel, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Assistant Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 to 2012); Assistant Vice President, BNY Mellon Investment Servicing (US) Inc. (2006 to 2010).

*	Each officer of the Fund will hold office until a successor has been elected by the Board.

Maryland law permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Charter contains a provision that eliminates the personal liability of the Fund’s directors and officers to the Fund or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act).

The Charter and Bylaws require the Fund, to the fullest extent permitted by law (including the 1940 Act), to indemnify any person who is made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director or officer of the Fund or serves or served at the request of the Fund any other enterprise as a director or officer. Additionally, the Charter and Bylaws require the Fund to pay or reimburse any expenses incurred by any such person in defending any such action promptly upon receipt by the Fund of an undertaking by such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Fund.

The Charter provides that nothing in the Charter protects or purports to protect any director or officer of the Fund against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Bylaws provide that the Fund may, with the approval of the Board, provide indemnification to any agent or employee of the Fund.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Committees of the Board of Directors

Audit and Valuation Committee

The role of the Audit and Valuation Committee is to assist the Board in its oversight of the Fund’s financial reporting process and to oversee the activities of the Adviser’s Pricing Committee and perform the responsibilities assigned to the Audit and Valuation Committee in the Fund’s valuation policies and procedures. The Audit and Valuation Committee operates pursuant to a Charter that was most recently approved by the Board on February 14, 2014. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Fund is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The Audit and Valuation Committee consists of Ms. Duffy and Messrs. Dempsey and Hooper, all of whom are “independent” Directors of the Fund, as defined in the listing standards of the New York Stock Exchange. The Board of Directors has determined that Ms. Duffy is qualified to serve as the Fund’s audit committee financial expert. The Audit and Valuation Committee is responsible for the engagement of the independent registered public accounting firm and reviewing with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations.

Governance and Nominating Committee

The Board’s Governance and Nominating Committee is currently composed of Ms. Duffy and Messrs. Hooper and Dempsey. All of the members of the Governance and Nominating Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The primary purposes and responsibilities of the Governance and Nominating Committee are (i) reviewing governance standards of the Board in light of best practices (with the understanding that the Board will seek to conform its practices to what it perceives to be best practices); (ii) screening and nominating candidates for election to the Board of Directors in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board; (iv) reviewing any policy matters affecting the operation of the Board or Board committees and making recommendations to the Board as deemed appropriate by the Governance and Nominating Committee; and (v) establishing and reviewing Director compensation.

If a vacancy on the Board were to exist, the Governance and Nominating Committee would consider recommendations for Independent Director candidates properly submitted by Fund shareholders. Shareholders should submit such recommendations for nomination in a signed writing addressed to the Secretary of the

Fund. Any shareholder seeking to nominate a Director candidate (a “Proposed Nominee”) must provide timely notice of the nomination and include in the notice certain information as set forth in the Bylaws regarding the Proposed Nominee, including, among other things: (i) information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved) or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules thereunder, and (ii) whether the shareholder believes that the Proposed Nominee is, or is not, an “interested person” of the Fund, as defined in the 1940 Act.

The Board has adopted a written charter for the Governance and Nominating Committee which was approved on November 7, 2013 and is available at the Fund’s website, www.newirelandfund.com. The Governance and Nominating Committee Charter describes the factors considered by the Governance and Nominating Committee in selecting nominees. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Governance and Nominating Committee will treat all equally qualified candidates in the same manner. The Governance and Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Board and Committee Meetings in Fiscal 2014

During the Fund’s fiscal year ended October 31, 2014, the Board held four regular meetings and three special meetings; the Audit and Valuation Committee held two meetings; and the Governance and Nominating Committee held one meeting.

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and officers.

As of June 17, 2015, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies**
Interested Director
Sean Hawkshaw	A	A
Independent Directors
Peter J. Hooper	C	C
David Dempsey	D	D
Margaret Duffy	D	D

*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000
**	As of June 17, 2015, the Family of Investment Companies consisted of only the Fund.

As of December 31, 2014, none of the Independent Directors or their immediate family members owned any shares of the Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

As of June 17, 2015, the Directors and officers of the Fund owned less than 1% shares of the Fund’s common stock.

Compensation of Directors and Certain Officers

The following table sets forth certain information regarding the compensation of the Fund’s Directors and officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Adviser or any affiliate thereof an annual fee of $25,000 (prior to November 1, 2014, the annual fee was $20,000) plus $2,000 for each meeting of the Board of Directors and any Committee of the Board of Directors attended in person, as well as for any stockholder meeting attended in person not held on the same day as a meeting of the Board. Prior to November 1, 2014, the annual fee was $20,000. Directors are paid $1,000 for each meeting of the Board of Directors and any Committee of the Board of Directors attended via telephone. In addition, each Independent Director may be compensated for incremental work, over and above attending a meeting, as a member of an ad hoc committee. The Fund pays the Chairman of the Board of Directors an additional retainer of $28,000 annually and pays the Chairperson of the Audit and Valuation Committee an additional retainer of $5,000 annually. The Fund pays the Chairman of the Board of Directors an additional $2,000 for each meeting of the Board of Directors attended, pays the Chairperson of the Audit and Valuation Committee an additional $2,000 for each meeting of the Committee attended and pays the Chairman of the Governance and Nominating Committee an additional $2,000 for each meeting of the Committee attended. In addition, each Director is reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s administrator, receive reimbursement from the Fund for travel to and from Board meetings. No Director received compensation from the Fund in excess of $120,000 for the fiscal year ended October 31, 2014.

Compensation Schedule for the
Fiscal Year Ended October 31, 2014

Name of Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Paid to Directors
Independent Directors
Peter J. Hooper	$80,821	$0	N/A	$80,821
David Dempsey	$39,844	$0	N/A	$39,844
Margaret Duffy	$49,206	$0	N/A	$49,206
Interested Director
Sean Hawkshaw	$0	$0	N/A	$0

PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Fund, as of March 31, 2015, other than the shareholders listed below, no person that owned of record or owned beneficially five percent or more of the voting securities of the Fund.

Shareholder Name and Address	Amount and Nature of Ownership	Percent of Shares
Cede & Co.(1) 55 Water Street, 25th Floor New York, NY 10041	4,906,499 (record)	97.44%

(1)	A nominee partnership of The Depository Trust Company.

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13G filings filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Shareholder Name and Address	Amount and Nature of Ownership	Percent of Shares
Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	785,162 (record)	15.59%
1607 Capital Partners, LLC 4991 Lake Brooke Drive, Suite 125 Glen Allen, VA 23060	386,264 (record)	7.67%

INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

Kleinwort Benson Investors International Ltd. serves as the investment adviser to the Fund (the “Adviser”) pursuant to an investment advisory agreement dated as of July 21, 2011 (the “Advisory Agreement”). Kleinwort Benson Investors International Ltd. replaced Bank of Ireland Asset Management (U.S.) Limited as investment adviser to the Fund. The Adviser, in accordance with the Fund’s stated investment objective and policies and in accordance with guidelines and directions from the Fund’s Board of Directors, manages the Fund’s investments and makes investment decisions for the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.

The Adviser is a limited liability company organized under the laws of the Republic of Ireland and a majority-owned subsidiary of Kleinwort Benson Investors Dublin Ltd, which in turn is wholly-owned by Kleinwort Benson Group Ltd (“KBG”). The registered office of the Adviser is located at 2 Harbourmaster Place, 3rd Floor, IFSC, Dublin 1, Ireland. Kleinwort Benson Investors International Ltd. (“KBII Ltd”) is an institutional asset manager, managing approximately $3.5 billion in assets as of December 31, 2014 for clients based in the US and Canada. The Adviser currently manages specialist equity strategies which are offered to institutional investors on both a segregated and commingled basis. In providing these services, the Adviser directs and manages the investment and reinvestment of assets in client accounts. The Adviser also provides non-discretionary investment advisory services in the form of investment model provision KBG is the parent company of an asset management group managing approximately $66.8 billion in assets as of June 30, 2014 for a range of private and corporate clients including family offices. The registered offices of KBG are located at 14 St George St., London, England W1S 1FE.

The Advisory Agreement provides that the Adviser will, among other things, make investment decisions for the Fund, prepare and make available for the Fund research and statistical data, and supervise the acquisition and disposition of securities by the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund’s investment objective and policies and in accordance with guidelines and directions from the Fund’s Board of Directors.

The Advisory Agreement further provides that neither the Adviser nor its officers, directors, employees, agents or controlling persons as defined in the 1940 Act will be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services rendered under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard on the part of the Adviser of its obligations and duties under the Advisory Agreement.

Advisory Fee.  The Advisory Agreement provides that the Fund will pay the Adviser a fee, payable monthly, at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million, and 0.50% of the value of the average daily net assets of the Fund in excess of $100 million. For purposes of computing the monthly fee, the daily net assets of the Fund for a month shall be determined as of the close of business in New York each day with respect to which such last business day falls within that month, and the aggregate value of all such daily net assets shall be divided by the number of such days in such month.

For the fiscal years ended October 31, 2014, 2013 and 2012, the Fund paid the Adviser advisory fees of $487,422, $386,681 and $331,126, respectively.

Payment of Expenses.  The Advisory Agreement obligates the Adviser to bear all expenses arising out of its duties under the Advisory Agreement, except as provided in the following sentence, and to pay the reasonable salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of the Fund’s directors that are directors, officers or employees of the Adviser or any of its affiliates. The Fund will bear all of its expenses, including: organization expenses (but not the overhead or employee costs of the Adviser); legal fees and expenses of counsel to the Fund and, if counsel is retained by the directors who are not “interested persons” of the Fund, of such counsel; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, transfer agents and registrars; fees and expenses with respect to administration except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, and qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions, stamp duties or other costs of acquiring, disposing or maintaining any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and share purchase plan; costs of stationery; any litigation expenses, and costs of shareholders’ and other meetings.

Duration and Termination.  The Advisory Agreement became effective as of July 21, 2011 for an initial term until July 21, 2013. The Advisory Agreement provides that it will continue in effect, provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund’s Board of Directors who are neither parties to the Advisory Agreement nor interested persons of the Fund or of the Adviser or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated at any time without penalty, by the Fund’s Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days’ written notice delivered or sent to the other party. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Continuation of the Advisory Agreement was most recently approved unanimously by the Fund’s Board of Directors, and by the Fund’s Independent Directors voting separately, at an in-person meeting held on March 11, 2014.

Administration Agreement

Pursuant to an administration agreement dated as of November 1, 1991, as amended to date (the “Administration Agreement”), BNY Mellon is responsible, subject to the control, supervision and direction of the Board of Directors, for providing to the Fund: fund accounting services and net asset value calculations, financial reporting, certain tax services, regulatory administration including the preparation and filing of various reports with the appropriate regulatory agencies, and the preparation of board materials. BNY Mellon receives an asset based fee, payable monthly. The fee is calculated at the following rate: 0.08% on the first $200 million in average daily assets, 0.06% on the next $300 million in average daily assets, 0.04% on the next $500 million in average daily assets, 0.035% on next $4billion in average daily assets, and 0.03% on excess over $5 billion in average daily assets, subject to an annual minimum fee. In addition BNY Mellon is entitled to certain out of pocket expenses.

For the fiscal years ended October 31, 2014, 2013 and 2012, the Fund paid BNY administration fees of $128,000, $128,077 and $106,924, respectively.

CODE OF ETHICS

The Fund and the Adviser have each adopted a code of ethics (each, a “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, each Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Each Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGER

Other Accounts Managed by the Portfolio Manager

Noel O’Halloran, the portfolio manager of the Fund, also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2014: (i) the portfolio(s) managed by Mr. O’Halloran; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by Mr. O’Halloran; and (iii) the total assets of such companies, vehicles and accounts.

Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)	Number of Accounts	AUM USD($M)
1	$74.4	16	$1,282	0	$0

Total assets have been translated into U.S. dollars at a rate of Euro1.00 = $1.21 as of December 31, 2014.

Securities Ownership by the Portfolio Manager

As of June 17, 2015, Noel O’Halloran, the portfolio manager of the Fund, did not beneficially own any shares of the Fund’s common stock. Due to the fact that Mr. O’Halloran is located outside of the United States, he would tend to purchase funds domiciled in the country in which he resides.

Conflicts of Interest

The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by the portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) the portfolio manager’s personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the portfolio manager may compensate the Adviser based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation Overview

KBII Ltd’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors.

The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in the parent company’s Profit Sharing Scheme and participation in the parent company Defined Contribution Pension Scheme.

Base Compensation:  Generally, portfolio managers receive base compensation based on their position with the firm. This is regularly benchmarked to the external marketplace.

Discretionary Incentive Compensation:  Generally, discretionary incentive compensation for the Fund’s portfolio managers is based on a formulaic compensation program. The compensation program is based on the weighted performance of a number of investment strategies including the Fund. Performance is assessed against benchmarks on a rolling one, two and three year basis. The relevant benchmark for this fund is currently the Irish Stock Exchange Overall Index.

Other measures taken into account in assessing the discretionary bonus are operational efficiency, net new revenue generated, contribution to strategic objectives and financial results relative to prior year and business plan and contribution to key client relationships. These factors are taken into account by the Remuneration Committee in setting the annual discretionary bonus.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and shares in the BHF Kleinwort Benson Group which are held in trust for a three year period with forfeiture provisions applying in certain circumstances.

Profit Sharing Scheme:  This is a rolling three year scheme which enables key employees participate in the longer term financial performance of the business with the objective of maximizing staff retention, aligning interests with long-term shareholder interests and motivating performance. The portfolio manager for the Fund participates in this scheme.

Awards from the Profit Sharing Scheme are distributed to portfolio managers in a combination of cash, shares in the BHF Kleinwort Benson Group and units in KBI funds which are held in trust for a three year period with forfeiture provisions applying in certain circumstances.

Other Compensation Benefits:  In addition to base salary and discretionary incentive compensation and the Profit Sharing portfolio managers are be eligible to participate in the following: the parent company’s Defined Contribution Pension Plan, the parent company’s Approved Profit Sharing Scheme, and the parent company’s Employee Share Incentive Scheme.

Retention Program:  Key employees including the senior management team and the more experienced members of the portfolio management team were granted parent company shares to the value of 10% of the value of Kleinwort Benson Investors in consideration for signing new employment contracts in 2010, (following the acquisition of the business by RHJ International). This has subsequently been supplemented by further stock grants.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The criteria used by the Adviser in selecting broker-dealers include execution capabilities, research quality and relationship/commitment, as well as operational capabilities and the general preference of the Adviser’s clients. Commissions paid are based on all of the above factors and on the conditions pertaining in each market, including the existence of fixed commission rates. The Adviser will seek to negotiate the most favorable price and execution available for each transaction, which may not necessarily be the lowest price available, considering all aspects of the order. Consistent with its policies and Section 28(e) of the Securities Exchange Act of 1934, the Adviser may give consideration to other factors, including the nature of the securities being traded; the size and complexity of the transactions; the desired timing of the trades; the activity existing and expected in the market for the particular security; confidentiality; research provided; and the execution, clearance and settlement capabilities and other relevant and appropriate services of the broker-dealer.

When selecting broker-dealers, the Adviser may choose broker-dealers that provide research services and, as a result, charge commissions that exceed those charged by other broker-dealers if the Adviser views the commissions as reasonable in relation to the value of the brokerage and research services received. Research and evaluation services furnished by a broker-dealer through whom the Adviser effects securities transactions may be used in servicing all of the Adviser’s accounts but not all such services may be used by the Adviser in connection with the accounts who paid commissions to the broker-dealer providing such services, which may include the Fund.

The Adviser receives a broad range of research services, including information on economies, industries, groups of securities and individual companies, statistical information, market data, accounting and tax law interpretations, political developments, pricing and appraisal services, credit analysis, risk management analysis, performance analysis and other information which may affect economies and/or securities pricing. Research services are received primarily in the form of written reports, telephone contacts and personal meetings with companies, security analysts, economists, governments, representatives of industry and other such spokespersons.

The Adviser does not attempt to put a specific dollar value on the research or brokerage services of any broker-dealer or to allocate the relative costs or benefits of research believing that the research received is, in the aggregate, of assistance to the Adviser in fulfilling its overall responsibilities to its clients.

Neither the research services received nor the amount of brokerage given to a particular broker-dealer are made pursuant to any agreement or commitment with any of the selected broker-dealers that would bind the Adviser to compensate the selected broker-dealer for research provided. However, the Adviser does maintain an internal allocation procedure to identify those broker-dealers that have provided it with research, and endeavors to direct sufficient commissions to them to ensure continued receipt of the research the Adviser believes is useful.

Any research or research services received by the Adviser from brokers will fall within the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934.

For the fiscal years ended October 31, 2014, 2013 and 2012, the Fund paid aggregate brokerage commissions of $54,784.61, $60,424.85 and $34,871.10, respectively.

No brokerage commission was paid by the Fund, during the fiscal years ended October 31, 2014, 2013 and 2012, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, its investment adviser, its investment manager, or principal underwriter.

The Adviser is not required to aggregate transactions for client accounts. However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner. The methods of allocation used by the Adviser may include pro rata, rotation or random allocation depending on various considerations.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated responsibility for voting its proxy to the Adviser. The Adviser has adopted a proxy voting policy and procedures, which have been reviewed and approved by the Board, to ensure the proper and timely voting of the proxies on behalf of the Fund. The Adviser’s Proxy Voting Policy and Procedures are included as Appendix A to this SAI.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475, and on the SEC’s website (http://www.sec.gov).

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

United States Tax Treatment of the Fund — General

The Fund has elected to be treated as, and intends to continue to qualify annually as, a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as and to be taxed as a regulated investment company under the Code, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in certain qualified publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”) (“Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses (or related trades or businesses) or of one or more Qualified Publicly Traded Partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) and net tax-exempt income each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company’s business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (at a 35% rate) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31st of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Fund generally intends to make its distributions in accordance with the calendar year distribution requirement, in any given year, however, the Fund may decide to forego all or a portion of any such distributions and pay the associated excise tax.

A distribution will be treated as having been paid on December 31st if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

The Fund may distribute net capital gains at least annually and report them as capital gain dividends where appropriate, or, alternatively, the Fund may choose to retain net capital gains and pay corporate income tax (and, possibly, an excise tax) thereon. In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each shareholder of record on the last day of the Fund’s taxable year to include in gross income for U.S. federal tax purposes his or her proportionate share of the Fund’s undistributed net capital gain. If such an election were made, each shareholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her U.S. federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities. Tax-qualified pension plans and individual retirement accounts (“IRAs”) (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return. In addition, the shareholder would be entitled to increase the basis of the shares for U.S. federal tax purposes by an amount equal to the difference between the amount of the includable capital gains from the distribution and the tax that the shareholder is deemed to have paid, generally 65% of his or her proportionate share of the undistributed net capital gain.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If the Fund fails to qualify as a regulated investment company for two consecutive years, it must pay out its earnings and profits accumulated in those years and may be required to recognize any net unrealized gains on its entire portfolio in order to requalify as a regulated investment company.

Distributions

For U.S. federal income tax purposes, dividends paid by the Fund out of its investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income. To the extent that the Fund reports distributions of net capital gains as capital gain dividends, such distributions will be taxable to a shareholder as long-term gain, regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. Long-term capital gain is taxed at 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those amounts that is a net long-term capital gain or qualified dividend income and 0% for individuals at certain lower income levels. The above income thresholds are adjusted annually for inflation. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares (thereby increasing any realized gain or decreasing realized loss upon ultimate disposition of the shareholder’s share, possibly increasing such shareholder’s income tax liability at such time) and, after the shareholder’s basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets.

Because none of the Fund’s income is expected to consist of dividends paid by U.S. corporations, none of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction.

A portion of the dividends received from the Fund by an individual shareholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Securities lent out by the Fund or by a shareholder are not considered “held” for this purpose. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, real estate investment trust distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

Shareholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash that such shareholder would have received had it not elected to have such distribution reinvested, unless the Fund issues additional shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares, and will have a cost basis in such shares equal to the amount of such distribution. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received, if applicable.

Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the euro (or any other currency which is a functional currency of the Fund) and the other currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year, plus a foreign currency transaction gain or loss based upon the average U.S./euro currency exchange rate. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31st.

Taxable distributions, sales and redemptions are subject to a 3.8% federal Medicare contribution tax on “net investment income,” including, among other things, dividends, interest and net gain from investments for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

Sale of Shares

Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a shareholder may realize a taxable gain or loss depending upon his basis in the shares. The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term gain, depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to the shares. Gain from the sale of shares will be subject to the Medicare contribution tax discussed above.

Passive Foreign Investment Companies

If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its shareholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund (except for the interest charge, discussed above) to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the passive foreign investment company, regardless of whether it actually received any distributions from the passive foreign investment company. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain, and any gain from an actual disposition of the stock, would be reported as ordinary income. Any resulting loss would be deductible to the extent of any net mark-to-market gain (that is, previously included mark-to-market gain that has not been offset by mark-to-market losses). Any allowable mark-to-market loss, as well as any loss from an actual disposition of the stock (to the extent not in excess of any net mark-to-market gain) would be treated as ordinary loss. The Fund may make either of these elections with respect to its investments in passive foreign investment companies. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by passive foreign investment companies will not be treated as qualified dividend income.

Currency Fluctuations — “Section 988” Gains or Losses

Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables, income, liabilities or expenses denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or income or pays such liabilities or expenses generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

For U.S. federal income and excise tax purposes, the Fund uses the euro as its functional currency in accounting for its investments in Ireland. Gains and losses on non-Irish investments will first be translated into the euro equivalent, which may result in Section 988 gains or losses as described above, and then into their U.S. dollar equivalent for purposes of computing U.S. tax liabilities. Because the euro is the functional currency of the Fund, the Fund is not required to take into account gains or losses attributable to fluctuations in the value of this functional currency, which otherwise would be treated as Section 988 gains or losses, described above. However, remittances from Ireland to the United States will result in recognition of ordinary gains or losses attributable to fluctuations in the value of the euro.

Certain Securities Transactions

Options, Futures and Forward Contracts.

The premium received by the Fund for writing a put or call option is not included in income at the time of receipt for equity options and over-the-counter options on debt securities. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. If a put option written by the Fund is exercised, thereby requiring the Fund to purchase the underlying security, the premium will decrease the Fund’s basis for the acquired security for purposes of determining the Fund’s gain or loss on a subsequent disposition of the acquired security. If the Fund sells a put or a call option it purchased, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the sale of the underlying security in determining gain or loss.

Any regulated futures contract and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be “Section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” under the Code. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales.  Under certain circumstances, the Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90 day period ending with the 30th day after the close of the Fund’s taxable year, if certain conditions are met.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. For example, the Fund’s dividend income derived from Irish sources generally is subject to a 15% Irish withholding tax (assuming the Tax Agreement applies, as defined and discussed below under “Taxation — Irish Taxes”). If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to “pass-through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his proportionate share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income of non-corporate shareholders. A foreign shareholder may be subject to U.S. withholding tax on such foreign taxes included in income, and may be unable to claim a deduction or credit for such taxes. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for the year and of the amount of such taxes deemed paid by the shareholder.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income flows through to its shareholders. With respect to the Fund, certain gain from the sale of securities will be treated as derived from U.S. sources, and currency fluctuation gains, including fluctuation gains from certain foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit generally is eliminated with respect to foreign taxes withheld on income and gain if the Fund or its shareholders fail to satisfy minimum holding period requirements with respect to the property giving rise to the income and gain, or the shares of the Fund, as appropriate, or the shareholder is obligated to make payments related to the dividends. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to “pass through” to shareholders the ability to claim a deduction for the related foreign taxes. If the Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

The foregoing is only a general description of the foreign tax credit and, because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Backup Withholding

The Fund may be required to withhold at a 28% rate U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service (“IRS”) has notified the Fund or a shareholder that the shareholder is subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate or a foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

Distributions of capital gain dividends and amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% rate (or lower treaty rate). If the Fund retains net capital gains and elects to treat such net capital gains as having been distributed, a foreign shareholder would have to file a U.S. tax return to obtain a refund of the shareholder’s proportionate share of U.S. taxes paid by the Fund as a result of the retention of net capital gains (see “United States Tax Treatment of the Fund — General” for a discussion of the retention of net capital gains).

In the case of a foreign shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax from distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” above. If a foreign shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

For taxable years beginning before January 1, 2014, properly-reported dividends were generally exempt from U.S. federal withholding tax where they (i) were paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) were paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as such qualified short-term capital gains and/or treated such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder would have needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an Internal Revenue Service Form W-8BEN, Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may have withheld even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Effectively Connected Income.  If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such foreign shareholders that are classified as corporations for U.S. tax purposes may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

Under current Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT

Pursuant to a Custody Agreement dated September 10, 2013, U.S. Bank, N.A., which has its principal business office at 1555 N. Rivercenter Dr., MK-WI-5302, Milwaukee, Wisconsin 53212, acts as the Fund’s custodian for assets of the Fund held in the United States. The Board has authorized the delegation of various foreign custody responsibilities to U.S. Bank, N.A., as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder. U.S. Bank, N.A. has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board. U.S. Bank, N.A., its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have books and records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Transfer Agency and Service Agreement dated March 17, 2015, American Stock Transfer & Trust Company, which has its principal business office at 59 Maiden Lane, New York, New York 10038, act as the Fund’s transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan.

EXPERTS

The financial statements, included in this registration statement have been so included in reliance on the report of Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, for the fiscal years ended October 31, 2014, 2013, 2012, 2011, 2010, 2009, 2008 and 2007, and by another independent registered public accounting firm for the fiscal years ended October 31, 2006 and 2005, given on the authority of each said firm as experts in accounting and auditing. The principal place of business of Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103. Tait, Weller & Baker LLP provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by Venable LLP, which serves as Maryland counsel to the Funds.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the year ended October 31, 2014, together with the report of Tait, Weller & Baker LLP for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders. All other portions of the annual and semiannual reports to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

APPENDIX A

KLEINWORT BENSON INVESTORS INTERNATIONAL LTD.
PROXY VOTING POLICY AND PROCEDURES

2.19 PROXY VOTING

Rule Ref: Advisers Act Rule 206(4)-6

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The rule further requires the adviser to provide a concise summary of its proxy voting process, and offer to provide upon request copies of the complete proxy voting policy and procedures, to clients. Lastly, the rule requires the adviser to retain certain records about its proxy voting and to disclose to clients how they may obtain information on how the adviser voted with respect to their securities.

KBII Ltd shall generally be responsible for voting proxies on behalf of client accounts. However, some clients may opt to retain full proxy voting authority. In cases where KBII Ltd votes proxies for client accounts, the company will vote proxies in the best interest of its clients using reasonable care and diligence.

Proxy Voting Policy

Client Votes Proxies

Notwithstanding KBII Ltd’s discretionary authority to make investment decisions on behalf of its clients, KBII Ltd will not exercise proxy voting authority over certain of its clients’ accounts. The obligation to vote client proxies shall rest with KBII Ltd’s clients in these cases. Clients shall in no way be precluded from contacting KBII Ltd for advice or information about a particular proxy vote. However, KBII Ltd shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should KBII Ltd inadvertently receive proxy information for a security held in a client’s account over which it does not maintain proxy voting authority, KBII Ltd will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

KBII Ltd Votes Proxies

KBII Ltd has retained ISS Governance (“ISS”) to provide advice on proxies and assist it in coordinating and voting proxies with respect to client securities in those accounts for which KBII Ltd has been granted full authority to vote proxies. ISS is responsible for monitoring and tracking all proxies for KBII Ltd and has direct feeds from the KBII Ltd client custodians and either the Asset Manager will vote the Proxy using the ISS interface or ISS will propose to vote in accordance with ISS’s Proxy Voting Guidelines Summary (the “Guidelines”), with KBII Ltd retaining the right to override the ISS Guideline recommendation. In addition, a record of all proxy votes and information relevant to such votes shall be maintained by ISS.

The Client may also provide KBII Ltd with an instruction as regards how proxies are to be voted, and in this instance, KBII Ltd will have these requirements coded into the ISS system, and ISS will vote appropriately.

The Proxy Voting Committee has reviewed the Guidelines and considers them to be in the client’s best interests. The Proxy Voting Committee will review ISS’s guidelines no less than annually to determine their continued appropriateness. Client Servicing will monitor ISS to ensure that proxies are properly voted in a timely manner and that appropriate records are being retained.

The Asset Managers have the authority to vote on specific issues in a manner that differs from the Guidelines when it is in the best interest of clients to do so. In addition, there may be instances where the Asset Managers may wish to vote differently for proxies held by more than one product group. The CCO shall review all such votes to determine that there are no conflicts of interest with regards to such votes. KBII Ltd shall maintain documentation of the reason and basis for any such votes.

In addition, KBII Ltd may opt to abstain from voting if it deems that abstinence is in its clients’ best interests. For example, KBII Ltd may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

ISS will retain the following information in connection with each proxy vote:

1. The issuer’s name;

2. The security’s ticker symbol or CUSIP, as applicable;

3. The shareholder meeting date;

4. The number of shares that KBII Ltd voted;

5. A brief identification of the matter voted on;

6. Whether the matter was proposed by the issuer or a security-holder;

7. Whether KBII Ltd cast a vote;

8. How KBII Ltd cast its vote (for the proposal, against the proposal, or abstain); and

9. Whether KBII Ltd cast its vote with or against management.

If KBII Ltd votes the same proxy in two directions, this will be noted by the relevant party i.e. the relevant Asset Manager voting against the ISS guideline (e.g., KBII Ltd believes that voting with management is in clients’ best interests, but Client X gave specific instructions to vote against management).

The Compliance and Risk unit will on a periodic basis carry out a spot check to compare the KBII Ltd or client instruction against the way that a proxy has been voted by ISS.

Proxies received after a client terminates its advisory relationship with KBII Ltd will not be voted. The Client Servicing team will promptly return such proxies to the sender, along with a statement indicating that KBII Ltd’s advisory relationship with the client has terminated, and that future proxies should not be sent to KBII Ltd.

Procedures for Handling Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between the interests of KBII Ltd and its clients. KBII Ltd realizes that due to the difficulty of predicting and identifying all material conflicts, it must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, KBII Ltd shall rely on ISS to vote proxies on behalf of clients.

The following is a non-exhaustive list of potential internal conflicts of interests that could influence the proxy voting process:

•	KBII Ltd retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in KBII Ltd’s client portfolios. For example, KBII Ltd may be retained to manage the pension fund of Company A. Company A is a public company and KBII Ltd client accounts hold shares of Company A. This type of relationship may influence KBII Ltd to vote with management of Company A on proxies to gain favour with management. Such favour may influence Company A’s decision to continue its advisory relationship with KBII Ltd.
•	KBII Ltd retains a client, or is in the process of retaining a client, that is an officer or director of an issuer that is held in KBII Ltd’s client portfolios. Similar conflicts of interest exist in this relationship as discussed immediately above.
•	KBII Ltd’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in KBII Ltd’s client portfolios. The spouse may attempt to influence KBII Ltd to vote in favour of management.

•	KBII Ltd or an employee personally owns a significant number of securities of an issuer, and client portfolios also hold securities of that same issuer. For any number of reasons, the employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee may oppose voting the proxies according to the policy and successfully influence KBII Ltd to vote proxies in contradiction to the policy.
•	Company A, whose securities are held in client portfolios, is a client of one of KBII Ltd’s affiliates. KBII Ltd may be influenced to vote proxies in a way that would benefit Company A, rather than KBII Ltd’s clients.

Role of the Proxy Voting Committee

The Committee shall be called together by the Chief Investment Officer firstly to approve the ISS guidelines and thereafter where there is a need for a decision. The Chief Investment Officer will be responsible for monitoring corporate actions and ensuring the timely submission of proxies. KBII Ltd has established the method by which members of the Committee are chosen. The Committee will consist of the following members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises:

º	Chief Investment Officer
º	Chief Compliance Officer
º	Asset Managers who have matters of relevance to be discussed.

The Committee shall be chaired by the Chef Investment Officer or, in their absence, the Chief Compliance Officer. The Committee shall consist of not less than three people.

The Committee shall be responsible for administering these policies and procedures and reporting at least annually to the Board of Directors of KBII Ltd concerning any deviation from the Policies.

Voting by the Proxy Voting Committee

The Committee will review any proxy vote requiring decision and taking into account the client mandate shall decide on how to vote, using the following criteria as applicable in descending order of priority:

(i)	Long-term economic impact on the subject company.
(ii)	Short-term economic impact on the subject company.
(iii)	Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(iv)	Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(v)	Long-term and short-term impact on international economic conditions.
(vi)	Unique economic factors which might dictate a re-weighting of the priority of criteria (i) – (v) above.
(vii)	National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.
(viii)	International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

Proxy Voting Committee Voting Principles

The Committee will vote proxies consistent with the following principles:

•	Proxies will be voted in a manner which serves the long term best interests of the portfolio which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the portfolio.

•	If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, and recognising that differences in portfolio investment objectives and strategies may produce different results.

Because management of the respective companies whose securities are owned by the portfolio will normally have a significant role in influencing the value of securities owned by the portfolio, the Committee will ordinarily give substantial weight to management’s proposals and recommendations. This is particularly true with respect to routine matters.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Definitions by the Proxy Voting Committee

For the purpose of clarification the committee defined the following terms:

“Proxy Voting” means votes taken at a meeting of the company (e.g. statutory meetings including AGMs, EGMs, meetings for the passing of a special ‘resolution’ etc) by a ‘person’ (includes ‘company’) who has been appointed by a member of the company as his proxy to attend and vote instead of him.

“Routine” is defined as matters which the Committee in its best judgement determines to have no discernible positive or negative impact on the client funds including for example:

•	Uncontested Elections,
•	Approval of Auditors (unless specified),
•	Stock splits,
•	Reverse stock splits,
•	Dividends,
•	Share buybacks.

“Non – Routine” or contested matters may include the following:

•	Contested elections,
•	Takeover proposals,
•	Management defence strategies,
•	Management compensation issues,
•	Shareholders rights,
•	Political/social issues.

Non Routine issues will be reviewed regularly by the Proxy Voting Committee. The Committee may, from time to time, include other contexts to the above lists.

Potential ISS Conflicts

The staff of the SEC have provided guidance with respect to an adviser’s reliance upon the recommendations of independent third parties to vote client proxies. A third party is independent if it is free from influence or any incentive to recommend that proxies be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of a proxy voting firm (such as ISS) without first ascertaining, among other things, whether the proxy voting firm: (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.

The SEC staff have also provided guidance with respect to conflicts of interest that may arise from a proxy voting firm’s relationships with issuers. When a proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require the proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or expects to receive. This information will enable the investment adviser to determine whether the proxy voting firm can make recommendations in an impartial manner and in the best interests of the adviser’s clients, or whether the adviser needs to seek other alternatives with respect to voting its proxies.

If KBII Ltd determines that ISS has a material conflict as it relates to any client proxies, the Proxy Voting Committee shall determine the appropriate way to vote and provide voting instructions to ISS. If KBII Ltd is also conflicted with respect to such proxies, then KBII Ltd shall utilize the proxy voting services of another independent third party.

Recordkeeping Procedures

A copy of each proxy statement and a record of how each vote was cast shall be maintained and preserved by ISS for at least five years from the end of the fiscal year during which the last entry was made on the record. The <Title> shall maintain the following files relating to KBII Ltd’s proxy voting procedures:

1.	This Proxy Voting policy and procedures;
2.	A list of all clients for which KBII Ltd votes proxies. The list will be maintained electronically and updated by the Compliance & Risk Control Unit on an as-needed basis;
3.	Documents prepared, created or reviewed by KBII Ltd that were material to making a decision on how to vote client proxies, when not voted by ISS, or that memorialized the basis for the decision; and
4.	Client requests to review proxy votes:
•	Any request, whether written (including email) or oral, received by any employee shall be promptly reported to the Client Servicing Manager (CSM) responsible for US Clients. All written requests shall be retained;
•	The CSM shall record the identity of the client, the date of the request and the action taken as a result of the request; and
•	KBII Ltd shall furnish the information requested, free of charge to the client within a reasonable time period (generally, ten business days). The CSM shall maintain a copy of the written record provided in response to the client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and maintained.

Proxy Solicitation Procedures

Clients are permitted to request the proxy voting record for the five-year period immediately preceding their request. Clients that retain proxy voting authority over their account may occasionally request that KBII Ltd provide them with information as to how KBII Ltd will vote a particular proxy. In these cases, KBII Ltd shall provide advice that is consistent with the Guidelines. In cases where KBII Ltd’s voting differs from the Guidelines, clients requesting voting advice shall be informed of the deviation.

The Compliance & Risk Control Unit shall be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

Disclosure

KBII Ltd shall ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting policy, and (ii) information about how clients may obtain information on how the company voted their securities.

PART C

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A

None

Part B

The following statements of the Registrant will be incorporated by reference in Part B of the Registration Statement:

(i)	Portfolio Holdings as of October 31, 2014
(ii)	Statement of Assets and Liabilities as of October 31, 2014
(iii)	Statement of Operations for the fiscal year ended October 31, 2014
(iv)	Statement of Changes in Net Assets for the fiscal year ended October 31, 2014 and for the fiscal year ended October 31, 2013
(v)	Notes to the Financial Statements for the fiscal year ended October 31, 2014
(vi)	Report of Independent Registered Public Accounting Firm dated December 18, 2014

2. Exhibits

(a)(1)	Articles of Incorporation, as amended and restated on March 20, 1990.†††
(a)(2)	Articles Supplementary, dated as of November 8, 2012.†††
(b)	Bylaws as amended and restated on November 13, 2012.†
(c)	Not Applicable.
(d)	Instruments defining rights of shareholders.ˆ
(e)	Dividend Reinvestment and Cash Purchase Plan.†††
(f)	Not applicable.
(g)	Investment Advisory Agreement between the Registrant and Kleinwort Benson Investors International Ltd (the “Investment Advisor”) dated as of July 21, 2011.††
(h)	Not applicable.
(i)	Not applicable.
(j)	Custody Agreement between the Registrant and U.S. Bank, N.A. (“U.S. Bank”) dated as of November 12, 2013.†††
(k)(1)	Administration Agreement between the Registrant and The Boston Company Advisors, Inc., dated as of November 1, 1991.†††
(k)(2)	Amendment to Administration Agreement between the Registrant and PFPC Inc., dated as of December 14, 1999.†††
(k)(3)	Amendment to Administration Agreement between the Registrant and PFPC Inc., dated as of June 10, 2003.†††
(k)(4)	Amendment to Administration Agreement between the Registrant and PFPC Inc., dated as of April 3, 2007.†††
(k)(5)	Amendment to Administration Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), dated as of March 10, 2010.†††
(k)(6)	Amendment to Administration Agreement between the Registrant and BNY Mellon Investment Servicing (U.S.) Inc. dated as of August 1, 2012.†††
(k)(7)	Transfer Agency and Registrar Services Agreement between the Registrant and American Stock Transfer & Trust Company, LLC dated as of March 17, 2015.†††

(l)	Opinion and Consent of Venable LLP.*
(m)	Form ADV, Non-Resident Investment Adviser Execution Page for the Investment Adviser executed on December 5, 2014.†††
(n)	Consent of Independent Accountants.*
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)(1)	Code of Ethics for the Registrant.†††
(r)(2)	Code of Ethics for the Investment Adviser.†††
(s)	Powers of Attorney.†††

†	Incorporated by reference to Exhibit 77Q1 to the Semiannual Report for the Registrant on Form NSAR-A file no 811-5984 filed on June 26, 2013.
††	Incorporated by reference to Exhibit 77Q1 to the Annual Report for the Registrant on Form NSAR-B file no 811-5984 filed on December 27, 2011.
†††	Incorporated by reference to the Exhibit 2(a)(1) of Registrant’s Registration Statement on Form N-2 file no. 811-05984 filed on April 2, 2015.
ˆ	Incorporated by reference to Exhibits (a) and (b).
*	Filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:

Registration fees	$6,972
Printing	$10,000
FINRA fees	$9,500
Legal fees and expenses	$150,000
Miscellaneous	$5,000
Total	$181,472

Item 28. Persons Controlled By or Under Common Control with Fund

None.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders at May 31, 2015
Common Stock, par value $0.01 per share	5,343

Item 30. Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Charter contains a provision that eliminates the personal liability of the Registrant’s directors and officers to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act).

The Charter and Bylaws require the Registrant, to the fullest extent permitted by law (including the 1940 Act), to indemnify any person who is made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director or officer of the Registrant or serves or served at the request of the Registrant any other enterprise as a director or officer. Additionally, the Charter and Bylaws require the Registrant to pay or reimburse any expenses incurred by any such person in defending any such action promptly upon receipt by the Registrant of an undertaking by such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Registrant.

The Charter provides that nothing in the Charter protects or purports to protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Bylaws provide that the Registrant may, with the approval of the Board, provide indemnification to any agent or employee of the Registrant.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

The information in the Statement of Additional Information under the heading “Management of the Fund” is incorporated by reference.

The Form is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser (SEC No. 801-60358) filed with the commission pursuant to the 1940 Act.

Item 32. Location of Accounts and Records

Investment Adviser:
Kleinwort Benson Investors International Ltd
One Boston Place
201 Washington Street
Boston, MA 02109

Administrator:
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Custodian:
U.S. Bank, N.A.
1555 N. Rivercenter Drive, MK-WI-5302
Milwaukee, WI 53212

Transfer Agent:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	The Registrant hereby undertakes to suspend the offering of Shares until the prospectus is amended if:
(a)	Subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or
(b)	The net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.
(2)	Not applicable.
(3)	Not applicable.
(4)	The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act. Accordingly, the Registrant undertakes:

(a)	to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;
(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and
(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.
(b)	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and
(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.
(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)

(a)

The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 29th day of June 2015.

THE NEW IRELAND FUND
   (registrant)

By:	/s/ Sean Hawkshaw (Sean Hawkshaw, President)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Sean Hawkshaw (Sean Hawkshaw)	President and Director (Principal Executive Officer)	June 29, 2015
/s/ Lelia Long (Lelia Long)	Treasurer (Principal Financial Officer)	June 29, 2015
/s/ Peter J. Hooper* (Peter J. Hooper)	Chairman of the Board	June 29, 2015
/s/ David Dempsey* (David Dempsey)	Director	June 29, 2015
/s/ Margaret Duffy* (Margaret Duffy)	Director	June 29, 2015
* Pursuant to a power of attorney incorporated herein by reference
/s/ Lelia Long (Attorney-in-Fact)		June 29, 2015

EXHIBIT INDEX

Exhibit No.	Description
(l)	Opinion and Consent of Venable LLP.
(n)	Consent of Independent Accountants.